UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number: 811-21574
Eaton Vance Floating-Rate Income Trust
(Exact Name of Registrant as Specified in Charter)
Two International Place, Boston, Massachusetts 02110
(Address of Principal Executive Offices)
Maureen A. Gemma
Two International Place, Boston, Massachusetts 02110
(Name and Address of Agent for Services)
(617) 482-8260
(Registrant’s Telephone Number)
May 31
Date of Fiscal Year End
May 31, 2010
Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance
Investment Managers

Annual Report May 31, 2010

EATON VANCE FLOATING-RATE INCOME TRUST

Annual Report May 31, 2010 EATON VANCE FLOATING-RATE INCOME TRUST

IMPORTANT NOTICES

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (Privacy Policy) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc. Our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Additional Notice to Shareholders. The Fund may redeem or purchase its outstanding auction preferred shares (“APS”) in order to maintain compliance with regulatory requirements, borrowing or rating agency requirements or for other purposes as it deems appropriate or necessary. The Fund also may purchase shares of its common stock in the open market when they trade at a discount to net asset value or at other times if the Fund determines such purchases are advisable. There can be no assurance that the Fund will take such action or that such purchases would reduce the discount.

Eaton Vance Floating-Rate Income Trust as of May 31, 2010
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Scott H. Page, CFA
Co-Portfolio Manager
Ralph H. Hinckley, Jr., CFA
Co-Portfolio Manager
Economic and Market Conditions
•	During the year ending May 31, 2010, the U.S. economy continued to strengthen. After contracting slightly in the second quarter of 2009, the U.S. economy grew at annualized rates of 2.2% and 5.7% in the third and fourth quarters of 2009, respectively, and 2.7% in the first quarter of 2010, according to the U.S. Department of Commerce. Growth was driven by government stimulus, increased business activity and a recovery in consumer spending. During the period, the Federal Reserve (the Fed) left short-term interest rates near zero but began unwinding various emergency programs that were designed to stabilize the financial system during the credit crisis. Meanwhile, corporate profits rebounded as business activity improved and productivity rose. We also saw the mounting effects of the government’s ongoing stimulus plan, which significantly increased the federal deficit and U.S. Treasury borrowing. Long-term interest rates were essentially unchanged during the period, while riskier assets continued to perform well as credit yield spreads tightened.
•	The floating-rate loan market, as measured by the S&P/LSTA Leveraged Loan Index (the Index), returned 24.28% during the year ending May 31, 2010.[1] Performance was driven by a combination of technical and fundamental improvements, which strengthened both the supply/demand balance and the market outlook. From a technical standpoint, robust high-yield bond issuance and improving M&A and IPO markets had the effect of reducing loan supply. On the demand side, we saw steady inflows into the asset class, as investors sought more-favorable yields and protection from the anticipated rise in short-term interest rates. From a fundamental standpoint, earnings across the bank loan universe generally improved and default rates continued to decline.
Management Discussion
•	Eaton Vance Floating-Rate Income Trust (the Trust) is a closed-end fund and trades on the New York Stock Exchange (NYSE) under the symbol EFT. The Trust’s investment objective is to provide a high level of current income. As a secondary objective, it will also seek preservation of capital to the extent consistent with its primary goal of high current income. Under normal market conditions, the Trust invests at least 80% of its total assets in senior, secured floating-rate loans (senior loans). In managing the Trust, the investment adviser seeks to invest in a portfolio of senior loans that it believes will be less volatile over time than the general loan market. The Trust may also invest in second-lien loans and high-yield bonds, and, as discussed below, may employ leverage, which may increase risk.
•	As of May 31, 2010, the Trust’s investments included senior loans to 387 borrowers spanning 38 industries, with an average loan representing 0.23% of total investments, and no industry constituting more than 11.2% of total investments. Health care, business equipment and services, and cable and satellite television were the top three industry weightings.

Total Return Performance 5/31/09 – 5/31/10
NYSE Symbol		EFT

At Net Asset Value (NAV)[2]		40.07%
At Market Price[2]		48.94%
S&P/LSTA Leveraged Loan Index[1]		24.28%

Premium/(Discount) to NAV (5/31/10)		-3.56%
Total Distributions per common share		$0.942
Distribution Rate[3]	At NAV	6.61%
	At Market Price	6.86%
See page 3 for more performance information.

[1]	It is not possible to invest directly in an Index. The Index’s total return reflects changes in value of the loans constituting the Index and accrual of interest and does not reflect the commissions or expenses that would have been incurred if an investor individually purchased or sold the loans represented in the Index. Unlike the Trust, the Index’s total return does not reflect the effect of leverage.

[2]	Performance results reflect the effects of leverage. Absent a fee reduction by the investment adviser of the Trust, the returns would be lower.

[3]	The Distribution Rate is based on the Trust’s last regular distribution per share (annualized) divided by the Trust’s NAV or market price at the end of the period. The Trust’s distributions may be comprised of ordinary income, net realized capital gains and return of capital.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or market price (as applicable) with all distributions reinvested. The Trust’s performance at market price will differ from its results at NAV. Although market price performance generally reflects investment results over time, during shorter periods, returns at market price can also be affected by factors such as changing perceptions about the Trust, market conditions, fluctuations in supply and demand for the Trust’s shares, or changes in Trust distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Trust’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Trust shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Eaton Vance Floating-Rate Income Trust as of May 31, 2010
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
•	The Trust outperformed the Index for the year ending May 31, 2010. Management’s use of leverage was a significant factor in the Trust’s outperformance, as its loans acquired with borrowings were bolstered by the credit market rally. The fiscal year witnessed a “junk rally,” with the market’s lowest-quality loans outperforming higher quality issues. As a result, our relative underweight to the lowest-quality loans, including second-lien loans and those rated below CCC, hampered relative performance during the period. However, we believe that the Trust’s longstanding underweight to riskier loan issuers has benefited its relative performance over the longer-term with less volatility.

•	The Trust had a 5.4% exposure to European loans as of May 31, 2010. The Trust’s involvement in the European leveraged loan market represented further opportunity for diversification, and while this market was affected slightly more than the U.S. bank loan market by the credit market turmoil, we believed it offered an attractive appreciation opportunity at then-current price levels.

•	In terms of industry sectors, relative overweights to the business equipment and services, cable and satellite television, and health care industries benefited relative performance. Underweight positions in the electronics, financial intermediaries and utilities industries detracted from performance relative to the Index.

•	While significant economic and business risks continue to exist throughout the world, we believe the loan market should remain relatively stable in the near term. The Trust primarily invests in floating-rate securities, which means that if the Fed should increase rates out of concern about inflation, the Trust’s yield can be expected to rise. The reset of interest payable on floating-rate bank loans also helps to mitigate the effect of rising interest rates on bank loan fund values, while fixed-income fund values generally fall in a rising interest rate environment.

•	As of May 31, 2010, the Trust employed leverage of 36.3% of total assets—9.1% auction preferred shares (APS) and 27.2% borrowings.[1] Use of leverage creates an opportunity for income, but at the same time creates special risks (including the likelihood of greater volatility of net asset value and market price of common shares).

[1]	APS percentage represents the liquidation value of the Trust’s APS outstanding at 5/31/10 as a percentage of the Trust’s net assets applicable to common shares plus APS and borrowings outstanding. In the event of a rise in long-term interest rates, the value of the Trust’s investment portfolio could decline, which would reduce the asset coverage for its APS and borrowings.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Trust’s current or future investments and may change due to active management.

Eaton Vance Floating-Rate Income Trust as of May 31, 2010
TRUST PERFORMANCE
Portfolio Composition

Top Ten Holdings[1]

By total investments

SunGard Data Systems, Inc.	1.4%
Aramark Corp.	1.2
Intelsat Corp.	1.2
Community Health Systems, Inc.	1.1
Georgia-Pacific Corp.	1.1
Charter Communications Operating, Inc.	1.1
Rite Aid Corp.	1.1
UPC Broadband Holding B.V.	1.1
HCA, Inc.	1.0
Health Management Association, Inc.	1.0

[1]	Top 10 Holdings represented 11.3% of the Trust’s total investments as of 5/31/10.

Top Five Industries[2]
By total investments

Health Care	11.2%
Business Equipment and Services	8.1
Cable and Satellite Television	6.8
Publishing	5.6
Leisure Goods/Activities/Movies	5.2

[2]	Industries are shown as a percentage of the Trust’s total investments as of 5/31/10.

Credit Quality Ratings for
Total Loan Investments[3]
By total loan investments

Baa	2.4%
Ba	43.8
B	37.4
Ca	0.3
Caa	4.1
Defaulted	1.8
Non-Rated	10.2

[3]	Ratings are based on Moody’s, S&P or Fitch, as applicable. Credit ratings are based largely on the rating agency’s investment analysis at the time of rating and the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition. The rating assigned to a security by a rating agency does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. If securities are rated differently by the rating agencies, the higher rating is applied.

Trust Performance[5]
NYSE Symbol	EFT

Average Annual Total Return (by market price, NYSE)

One Year	48.94%
Five Years	3.88
Life of Trust (6/29/04)	3.18

Average Annual Total Return (at net asset value)

One Year	40.07%
Five Years	3.77
Life of Trust (6/29/04)	3.81

[5]	Performance results reflect the effects of leverage. Absent a fee reduction by the investment adviser of the Trust, the returns would be lower.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or market price (as applicable) with all distributions reinvested. The Trust’s performance at market price will differ from its results at NAV. Although market price performance generally reflects investment results over time, during shorter periods, returns at market price can also be affected by factors such as changing perceptions about the Trust, market conditions, fluctuations in supply and demand for the Trust’s shares, or changes in Trust distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Trust’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www. eatonvance.com.

Eaton Vance Floating-Rate Income Trust as of May 31, 2010

PORTFOLIO OF INVESTMENTS

Senior Floating-Rate Interests — 141.6%(1)

Principal
Amount*
(000’s omitted)	Borrower/Tranche Description	Value

Aerospace and Defense — 3.2%

Booz Allen Hamilton, Inc.
549	Term Loan, 6.00%, Maturing July 31, 2015	$549,517
CACI International, Inc.
1,767	Term Loan, 1.82%, Maturing May 3, 2011	1,753,447
DAE Aviation Holdings, Inc.
939	Term Loan, 4.09%, Maturing July 31, 2014	886,079
965	Term Loan, 4.09%, Maturing July 31, 2014	910,370
Delos Aircraft, Inc.
700	Term Loan, 7.00%, Maturing March 17, 2016	684,950
Evergreen International Aviation
1,380	Term Loan, 10.50%, Maturing October 31, 2011(2)	1,301,555
Hawker Beechcraft Acquisition
263	Term Loan, 2.29%, Maturing March 26, 2014	218,091
4,430	Term Loan, 2.34%, Maturing March 26, 2014	3,666,835
Hexcel Corp.
383	Term Loan, 6.50%, Maturing May 21, 2014	384,632
IAP Worldwide Services, Inc.
913	Term Loan, 9.25%, Maturing December 30, 2012(2)	894,421
International Lease Finance Co.
950	Term Loan, 6.75%, Maturing March 17, 2015	932,900
Spirit AeroSystems, Inc.
1,256	Term Loan, 2.05%, Maturing September 30, 2013	1,227,979
TransDigm, Inc.
1,800	Term Loan, 2.28%, Maturing June 23, 2013	1,751,251
Triumph Group, Inc.
650	Term Loan, Maturing June 12, 2016(3)	651,219
Vought Aircraft Industries, Inc.
319	Term Loan, 7.50%, Maturing December 22, 2011	319,096
543	Term Loan, 7.50%, Maturing December 22, 2011	542,449
Wesco Aircraft Hardware Corp.
1,190	Term Loan, 2.61%, Maturing September 29, 2013	1,148,788

		$17,823,579

Air Transport — 0.3%

Delta Air Lines, Inc.
742	Term Loan, 2.30%, Maturing April 30, 2012	$715,437
1,313	Term Loan - Second Lien, 3.55%, Maturing April 30, 2014	1,177,485

		$1,892,922

Automotive — 5.5%

Accuride Corp.
1,797	Term Loan, 9.75%, Maturing June 28, 2013	$1,800,863
Adesa, Inc.
4,178	Term Loan, 3.11%, Maturing October 18, 2013	3,989,649
Allison Transmission, Inc.
1,862	Term Loan, 3.06%, Maturing August 7, 2014	1,700,646
Dayco Products, LLC
460	Term Loan, 10.50%, Maturing May 13, 2014	455,153
68	Term Loan, 12.50%, Maturing November 13, 2014(2)	65,904
Federal-Mogul Corp.
3,628	Term Loan, 2.23%, Maturing December 29, 2014	3,186,563
2,252	Term Loan, 2.28%, Maturing December 28, 2015	1,978,098
Ford Motor Co.
4,385	Term Loan, 3.33%, Maturing December 16, 2013	4,104,321
Goodyear Tire & Rubber Co.
7,175	Term Loan - Second Lien, 2.24%, Maturing April 30, 2014	6,639,867
HHI Holdings, LLC
1,000	Term Loan, 10.50%, Maturing March 30, 2015	1,004,063
Keystone Automotive Operations, Inc.
1,411	Term Loan, 3.84%, Maturing January 12, 2012	1,195,415
LKQ Corp.
1,044	Term Loan, 2.59%, Maturing October 12, 2013	1,039,953
TriMas Corp.
263	Term Loan, 6.00%, Maturing August 2, 2011	257,906
2,077	Term Loan, 6.00%, Maturing December 15, 2015	2,041,029
United Components, Inc.
1,071	Term Loan, 2.37%, Maturing June 29, 2012	1,030,428

		$30,489,858

Beverage and Tobacco — 0.4%

Southern Wine & Spirits of America, Inc.
1,228	Term Loan, 5.50%, Maturing May 31, 2012	$1,221,502
Van Houtte, Inc.
117	Term Loan, 2.79%, Maturing July 19, 2014	113,829
856	Term Loan, 2.79%, Maturing July 19, 2014	834,747

		$2,170,078

Building and Development — 2.3%

Beacon Sales Acquisition, Inc.
1,180	Term Loan, 2.29%, Maturing September 30, 2013	$1,159,912
Brickman Group Holdings, Inc.
763	Term Loan, 2.29%, Maturing January 23, 2014	736,379
Epco/Fantome, LLC
1,428	Term Loan, 2.97%, Maturing Nov

See notes to financial statements

Eaton Vance Floating-Rate Income Trust as of May 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Building and Development (continued)

Forestar USA Real Estate Group, Inc.
	268	Revolving Loan, 0.53%, Maturing December 1, 2010(4)	$250,614
	2,457	Term Loan, 5.18%, Maturing December 1, 2010	2,370,913
Metroflag BP, LLC
	500	Term Loan - Second Lien, 0.00%, Maturing July 6, 2009(5)(6)	0
Mueller Water Products, Inc.
	799	Term Loan, 5.33%, Maturing May 23, 2014	795,138
NCI Building Systems, Inc.
	173	Term Loan, 8.00%, Maturing April 18, 2014	171,456
November 2005 Land Investors
	305	Term Loan, 5.75%, Maturing May 9, 2011(7)	76,210
Panolam Industries Holdings, Inc.
	1,892	Term Loan, 8.25%, Maturing December 31, 2013	1,759,445
Re/Max International, Inc.
	2,175	Term Loan, 5.50%, Maturing March 11, 2016	2,169,563
Realogy Corp.
	672	Term Loan, 3.29%, Maturing October 10, 2013	571,005
	318	Term Loan, 3.38%, Maturing October 10, 2013	270,343
South Edge, LLC
	1,644	Term Loan, 0.00%, Maturing October 31, 2009(5)	708,867
WCI Communities, Inc.
	561	Term Loan, 10.30%, Maturing September 3, 2014	556,806

			$12,967,531

Business Equipment and Services — 12.1%

Activant Solutions, Inc.
	887	Term Loan, 2.81%, Maturing May 1, 2013	$840,438
	1,610	Term Loan, 2.31%, Maturing May 2, 2013	1,525,143
Acxiom Corp.
	1,229	Term Loan, 3.32%, Maturing March 15, 2015	1,213,884
Advantage Sales & Marketing, Inc.
	2,375	Term Loan, 5.00%, Maturing May 5, 2016	2,364,115
	1,000	Term Loan - Second Lien, 8.50%, Maturing May 5, 2017	995,625
Affinion Group, Inc.
	4,175	Term Loan, 5.00%, Maturing October 10, 2016	4,002,781
Allied Barton Security Service
	1,081	Term Loan, 6.75%, Maturing February 18, 2015	1,089,720
Dealer Computer Services, Inc.
	2,037	Term Loan, 5.25%, Maturing April 21, 2017	2,026,356
Education Management, LLC
	3,791	Term Loan, 2.06%, Maturing June 3, 2013	3,592,964
First American Corp.
	1,050	Term Loan, 4.75%, Maturing April 9, 2016	1,051,313
Info USA, Inc.
	269	Term Loan, 2.05%, Maturing February 14, 2012	268,077
Intergraph Corp.
	650	Term Loan, 6.00%, Maturing May 29, 2014	651,219
	1,000	Term Loan - Second Lien, 10.25%, Maturing November 29, 2014	1,003,750
iPayment, Inc.
	2,469	Term Loan, 2.31%, Maturing May 10, 2013	2,308,620
Kronos, Inc.
	1,156	Term Loan, 2.29%, Maturing June 11, 2014	1,091,275
Language Line, Inc.
	2,195	Term Loan, 5.50%, Maturing November 4, 2015	2,179,869
Mitchell International, Inc.
	977	Term Loan, 2.31%, Maturing March 28, 2014	911,360
	1,000	Term Loan - Second Lien, 5.56%, Maturing March 30, 2015	868,750
NE Customer Service
	1,975	Term Loan, 6.00%, Maturing March 5, 2016	1,951,547
Protection One, Inc.
	303	Term Loan, 4.50%, Maturing March 31, 2012	303,416
	1,720	Term Loan, 6.50%, Maturing March 31, 2014	1,719,582
Quantum Corp.
	221	Term Loan, 3.79%, Maturing July 12, 2014	208,248
Quintiles Transnational Corp.
	990	Term Loan, 2.30%, Maturing March 31, 2013	957,914
	1,875	Term Loan - Second Lien, 4.30%, Maturing March 31, 2014	1,837,500
Sabre, Inc.
	7,310	Term Loan, 2.35%, Maturing September 30, 2014	6,580,300
Safenet, Inc.
	1,995	Term Loan, 2.84%, Maturing April 12, 2014	1,893,881
Serena Software, Inc.
	991	Term Loan, 2.25%, Maturing March 10, 2013	950,747
Sitel (Client Logic)
	1,790	Term Loan, 5.79%, Maturing January 30, 2014	1,738,578
Solera Holdings, LLC
EUR	824	Term Loan, 2.44%, Maturing May 16, 2014	957,516
SunGard Data Systems, Inc.
	2,241	Term Loan, 2.05%, Maturing February 28, 2014	2,144,522
	10,241	Term Loan, 3.99%, Maturing February 26, 2016	9,989,306
Travelport, LLC
	468	Term Loan, 2.79%, Maturing August 23, 2013	443,074
	980	Term Loan, 2.79%, Maturing August 23, 2013	932,081
	2,334	Term Loan, 2.79%, Maturing August 23, 2013	2,208,189
EUR	1,054	Term Loan, 3.14%, Maturing August 23, 2013	1,233,324

See notes to financial statements

Eaton Vance Floating-Rate Income Trust as of May 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Business Equipment and Services (continued)

West Corp.
	1,496	Term Loan, 2.75%, Maturing October 24, 2013	$1,406,307
	2,173	Term Loan, 4.25%, Maturing July 15, 2016	2,082,050

			$67,523,341

Cable and Satellite Television — 10.2%

Atlantic Broadband Finance, LLC
	85	Term Loan, 2.55%, Maturing September 1, 2011	$83,869
	2,286	Term Loan, 6.75%, Maturing May 31, 2013	2,267,095
Bragg Communications, Inc.
	2,067	Term Loan, 2.75%, Maturing August 31, 2014	2,041,151
Bresnan Broadband Holdings, LLC
	545	Term Loan, 2.31%, Maturing June 30, 2013	530,377
Cequel Communications, LLC
	2,146	Term Loan, 2.29%, Maturing November 5, 2013	2,054,923
Charter Communications Operating, Inc.
	10,603	Term Loan, 2.30%, Maturing March 6, 2014	9,842,001
CSC Holdings, Inc.
	3,797	Term Loan, 2.09%, Maturing March 29, 2016	3,738,501
CW Media Holdings, Inc.
	1,571	Term Loan, 3.29%, Maturing February 16, 2015	1,513,819
Foxco Acquisition Sub., LLC
	631	Term Loan, 7.50%, Maturing July 14, 2015	617,477
Insight Midwest Holdings, LLC
	3,999	Term Loan, 2.04%, Maturing April 7, 2014	3,797,979
MCC Iowa, LLC
	3,832	Term Loan, 2.08%, Maturing January 31, 2015	3,566,672
Mediacom Broadband, LLC
	1,675	Term Loan, 4.50%, Maturing October 23, 2017	1,651,969
Mediacom Illinois, LLC
	3,965	Term Loan, 2.08%, Maturing January 31, 2015	3,676,241
	995	Term Loan, 5.50%, Maturing March 31, 2017	987,289
Mediacom, LLC
	925	Term Loan, 4.50%, Maturing October 23, 2017	908,427
ProSiebenSat.1 Media AG
EUR	93	Term Loan, 2.44%, Maturing July 2, 2014	100,380
EUR	904	Term Loan, 2.44%, Maturing July 2, 2014	980,551
EUR	410	Term Loan, 3.34%, Maturing March 6, 2015	380,612
EUR	140	Term Loan, 2.57%, Maturing July 3, 2015	153,479
EUR	3,134	Term Loan, 2.57%, Maturing July 3, 2015	3,440,521
EUR	410	Term Loan, 3.59%, Maturing March 4, 2016	380,612
EUR	421	Term Loan, 7.96%, Maturing March 6, 2017(2)	281,129
EUR	565	Term Loan - Second Lien, 4.71%, Maturing September 2, 2016	444,644
UPC Broadband Holding B.V.
	1,765	Term Loan, 3.93%, Maturing December 30, 2016	1,712,392
EUR	2,614	Term Loan, 4.16%, Maturing December 31, 2016	2,967,176
	1,410	Term Loan, 3.93%, Maturing December 31, 2017	1,359,501
EUR	2,886	Term Loan, 4.99%, Maturing December 31, 2017	3,305,437
Virgin Media Investment Holding
GBP	1,000	Term Loan, 4.16%, Maturing June 30, 2015	1,417,883
GBP	1,000	Term Loan, 4.41%, Maturing December 31, 2015	1,418,412
YPSO Holding SA
EUR	210	Term Loan, 4.18%, Maturing June 16, 2014(2)	203,666
EUR	251	Term Loan, 4.18%, Maturing June 16, 2014(2)	242,970
EUR	544	Term Loan, 4.18%, Maturing June 16, 2014(2)	527,746

			$56,594,901

Chemicals and Plastics — 6.7%

Arizona Chemical, Inc.
	500	Term Loan - Second Lien, 6.04%, Maturing February 28, 2014	$483,750
Brenntag Holding GmbH and Co. KG
	255	Term Loan, 4.07%, Maturing January 20, 2014	253,595
	1,729	Term Loan, 4.08%, Maturing January 20, 2014	1,720,439
	1,600	Term Loan - Second Lien, 6.47%, Maturing July 7, 2015	1,586,000
Celanese Holdings, LLC
	1,555	Term Loan, 2.03%, Maturing April 2, 2014	1,487,370
	2,569	Term Loan, 2.04%, Maturing April 2, 2014	2,456,451
Hexion Specialty Chemicals, Inc.
	486	Term Loan, 4.06%, Maturing May 5, 2015	440,056
	858	Term Loan, 4.06%, Maturing May 5, 2015	796,012
	1,938	Term Loan, 4.06%, Maturing May 5, 2015	1,797,045
Huntsman International, LLC
	2,272	Term Loan, 2.12%, Maturing April 21, 2014	2,135,520
	909	Term Loan, 2.66%, Maturing June 30, 2016	859,902
INEOS Group
	2,962	Term Loan, 9.50%, Maturing December 16, 2013	2,879,169
	2,868	Term Loan, 8.00%, Maturing December 16, 2014	2,787,759
EUR	1,250	Term Loan - Second Lien, 9.00%, Maturing December 16, 2015	1,439,489
ISP Chemco, Inc.
	1,425	Term Loan, 2.13%, Maturing June 4, 2014	1,351,064
Kraton Polymers, LLC
	1,638	Term Loan, 2.31%, Maturing May 13, 2013	1,562,864
Lyondell Chemical Co.
	750	Term Loan, 5.50%, Maturing April 8, 2016	751,004

See notes to financial statements

Eaton Vance Floating-Rate Income Trust as of May 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Chemicals and Plastics (continued)

MacDermid, Inc.
EUR	693	Term Loan, 2.65%, Maturing April 11, 2014	$770,742
	521	Term Loan, 2.35%, Maturing April 12, 2014	480,522
Millenium Inorganic Chemicals
	355	Term Loan, 2.54%, Maturing May 15, 2014	329,879
	1,075	Term Loan - Second Lien, 6.04%, Maturing November 18, 2014	990,792
Momentive Performance Material
	1,790	Term Loan, 2.63%, Maturing December 4, 2013	1,668,163
Nalco Co.
	546	Term Loan, 6.50%, Maturing May 13, 2016	547,183
Rockwood Specialties Group, Inc.
	4,119	Term Loan, 6.00%, Maturing May 15, 2014	4,124,299
Schoeller Arca Systems Holding
EUR	72	Term Loan, 5.01%, Maturing November 16, 2015	60,405
EUR	206	Term Loan, 5.01%, Maturing November 16, 2015	172,226
EUR	222	Term Loan, 5.01%, Maturing November 16, 2015	185,331
Solutia, Inc.
	3,000	Term Loan, 4.75%, Maturing March 17, 2017	3,004,374

			$37,121,405

Clothing / Textiles — 0.4%

Hanesbrands, Inc.
	1,129	Term Loan, 5.25%, Maturing December 10, 2015	$1,133,073
Phillips-Van Heusen Corporation
	1,250	Term Loan, 4.75%, Maturing May 6, 2016	1,252,246

			$2,385,319

Conglomerates — 3.1%

Blount, Inc.
	244	Term Loan, 5.50%, Maturing February 9, 2012	$243,517
Doncasters (Dunde HoldCo 4 Ltd.)
	435	Term Loan, 4.35%, Maturing July 13, 2015	371,540
	435	Term Loan, 4.85%, Maturing July 13, 2015	371,540
GBP	550	Term Loan - Second Lien, 6.57%, Maturing January 13, 2016	599,259
Jarden Corp.
	470	Term Loan, 2.04%, Maturing January 24, 2012	463,008
	1,191	Term Loan, 2.04%, Maturing January 24, 2012	1,176,584
	496	Term Loan, 2.79%, Maturing January 24, 2012	490,690
Manitowoc Company, Inc. (The)
	2,367	Term Loan, 7.50%, Maturing November 6, 2014	2,360,838
Polymer Group, Inc.
	2,147	Term Loan, 7.00%, Maturing November 24, 2014	2,154,623
RBS Global, Inc.
	339	Term Loan, 2.63%, Maturing July 19, 2013	321,694
	4,425	Term Loan, 2.83%, Maturing July 19, 2013	4,230,026
RGIS Holdings, LLC
	134	Term Loan, 2.79%, Maturing April 30, 2014	125,693
	2,674	Term Loan, 2.79%, Maturing April 30, 2014	2,513,853
US Investigations Services, Inc.
	992	Term Loan, 3.27%, Maturing February 21, 2015	885,670
Vertrue, Inc.
	899	Term Loan, 3.30%, Maturing August 16, 2014	766,462

			$17,074,997

Containers and Glass Products — 4.1%

Berry Plastics Corp.
	1,881	Term Loan, 2.26%, Maturing April 3, 2015	$1,695,345
BWAY Corp.
	975	Term Loan, Maturing May 19, 2017(3)	973,984
Consolidated Container Co.
	1,000	Term Loan - Second Lien, 5.88%, Maturing September 28, 2014	890,000
Crown Americas, Inc.
	672	Term Loan, 2.09%, Maturing November 15, 2012	655,200
Graham Packaging Holdings Co.
	1,220	Term Loan, 2.68%, Maturing October 7, 2011	1,204,581
	2,825	Term Loan, 6.75%, Maturing April 5, 2014	2,838,958
Graphic Packaging International, Inc.
	2,287	Term Loan, 2.30%, Maturing May 16, 2014	2,172,424
	1,316	Term Loan, 3.04%, Maturing May 16, 2014	1,271,569
JSG Acquisitions
	1,325	Term Loan, 3.67%, Maturing December 31, 2013	1,303,581
	1,325	Term Loan, 3.92%, Maturing December 31, 2013	1,303,581
Owens-Brockway Glass Container
	1,706	Term Loan, 1.75%, Maturing June 14, 2013	1,688,445
Reynolds Group Holdings, Inc.
	2,037	Term Loan, 6.25%, Maturing May 5, 2016	2,039,734
	1,025	Term Loan, Maturing May 5, 2016(3)	1,021,797
Smurfit-Stone Container Corp.
	1,617	Revolving Loan, 2.90%, Maturing July 28, 2010	1,612,317
	538	Revolving Loan, 3.05%, Maturing July 28, 2010	536,039
	325	Term Loan, 4.50%, Maturing November 1, 2010	324,396
	211	Term Loan, 2.57%, Maturing November 1, 2011	211,303
	370	Term Loan, 2.57%, Maturing November 1, 2011	369,171
	698	Term Loan, 2.57%, Maturing November 1, 2011	698,882

			$22,811,307

See notes to financial statements

Eaton Vance Floating-Rate Income Trust as of May 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Cosmetics / Toiletries — 1.1%

Alliance Boots Holdings, Ltd.
EUR	1,000	Term Loan, Maturing July 5, 2015(3)	$1,137,103
GBP	1,000	Term Loan, Maturing July 5, 2015(3)	1,320,186
American Safety Razor Co.
	470	Term Loan, 6.75%, Maturing July 31, 2013	430,659
	1,050	Term Loan - Second Lien, 10.50%, Maturing January 30, 2014	467,250
Bausch & Lomb, Inc.
	293	Term Loan, 3.54%, Maturing April 24, 2015	278,851
	1,207	Term Loan, 3.54%, Maturing April 24, 2015	1,149,799
KIK Custom Products, Inc.
	1,075	Term Loan - Second Lien, 5.32%, Maturing November 30, 2014	645,000
Prestige Brands, Inc.
	950	Term Loan, 4.75%, Maturing March 24, 2016	946,437

			$6,375,285

Drugs — 0.7%

Graceway Pharmaceuticals, LLC
	1,553	Term Loan, 3.10%, Maturing May 3, 2012	$1,275,982
	279	Term Loan, 10.10%, Maturing November 3, 2013(2)	59,384
	1,500	Term Loan - Second Lien, 6.85%, Maturing May 3, 2013	678,750
Pharmaceutical Holdings Corp.
	193	Term Loan, 3.61%, Maturing January 30, 2012	189,664
Warner Chilcott Corp.
	797	Term Loan, 5.50%, Maturing October 30, 2014	797,931
	367	Term Loan, 5.75%, Maturing April 30, 2015	367,175
	611	Term Loan, 5.75%, Maturing April 30, 2015	611,412

			$3,980,298

Ecological Services and Equipment — 1.7%

Blue Waste B.V. (AVR Acquisition)
EUR	1,000	Term Loan, 2.68%, Maturing March 31, 2014	$1,128,322
Cory Environmental Holdings
GBP	500	Term Loan - Second Lien, 4.85%, Maturing September 30, 2014	562,940
Kemble Water Structure, Ltd.
GBP	4,500	Term Loan - Second Lien, 4.88%, Maturing October 13, 2013	5,916,322
Sensus Metering Systems, Inc.
	1,693	Term Loan, 7.00%, Maturing July 3, 2013	1,694,738

			$9,302,322

Electronics / Electrical — 5.2%

Aspect Software, Inc.
	1,800	Term Loan, 6.25%, Maturing April 19, 2016	$1,773,000
Christie/Aix, Inc.
	850	Term Loan, 5.25%, Maturing April 29, 2016	852,125
FCI International S.A.S.
	181	Term Loan, 3.67%, Maturing November 1, 2013	167,567
	175	Term Loan, 3.67%, Maturing November 1, 2013	161,321
	175	Term Loan, 3.67%, Maturing October 31, 2014	161,321
	181	Term Loan, 3.67%, Maturing October 31, 2014	167,568
Freescale Semiconductor, Inc.
	2,802	Term Loan, 4.53%, Maturing December 1, 2016	2,478,902
Infor Enterprise Solutions Holdings
	500	Term Loan, 5.85%, Maturing March 2, 2014	387,500
	1,470	Term Loan, 5.11%, Maturing July 28, 2015	1,344,843
	1,647	Term Loan, 6.11%, Maturing July 28, 2015	1,597,846
	3,157	Term Loan, 6.11%, Maturing July 28, 2015	2,967,821
	183	Term Loan - Second Lien, 6.60%, Maturing March 2, 2014	148,500
	317	Term Loan - Second Lien, 6.60%, Maturing March 2, 2014	248,187
Network Solutions, LLC
	612	Term Loan, 2.56%, Maturing March 7, 2014	580,175
Open Solutions, Inc.
	2,890	Term Loan, 2.45%, Maturing January 23, 2014	2,591,188
Sensata Technologies Finance Co.
	3,766	Term Loan, 2.08%, Maturing April 26, 2013	3,547,408
Spansion, LLC
	1,000	Term Loan, 7.50%, Maturing February 9, 2015	991,875
Spectrum Brands, Inc.
	264	Term Loan, 8.00%, Maturing June 29, 2012	263,762
	4,606	Term Loan, 8.00%, Maturing June 29, 2012	4,597,951
SS&C Technologies, Inc.
	681	Term Loan, 2.32%, Maturing November 28, 2012	660,388
VeriFone, Inc.
	761	Term Loan, 3.11%, Maturing October 31, 2013	749,339
Vertafore, Inc.
	2,432	Term Loan, 5.50%, Maturing July 31, 2014	2,383,149

			$28,821,736

Equipment Leasing — 0.9%

AWAS Capital, Inc.
	699	Term Loan, 2.06%, Maturing March 22, 2013	$653,186
	1,689	Term Loan - Second Lien, 6.31%, Maturin

See notes to financial statements

Eaton Vance Floating-Rate Income Trust as of May 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Equipment Leasing (continued)

Hertz Corp.
	444	Term Loan, 2.02%, Maturing December 21, 2012	$425,079
	2,409	Term Loan, 2.09%, Maturing December 21, 2012	2,304,231

			$4,773,283

Farming / Agriculture — 1.1%

CF Industries, Inc.
	4,150	Term Loan, 4.50%, Maturing April 6, 2015	$4,158,524
WM. Bolthouse Farms, Inc.
	1,800	Term Loan, 5.50%, Maturing February 11, 2016	1,798,313

			$5,956,837

Financial Intermediaries — 3.8%

Citco III, Ltd.
	3,255	Term Loan, 4.43%, Maturing May 30, 2014	$3,075,739
First Data Corp.
	1,995	Term Loan, 3.03%, Maturing September 24, 2014	1,684,431
	995	Term Loan, 3.09%, Maturing September 24, 2014	841,132
Grosvenor Capital Management
	1,401	Term Loan, 2.31%, Maturing December 5, 2013	1,289,250
Jupiter Asset Management Group
GBP	447	Term Loan, 2.77%, Maturing March 17, 2015	611,048
LPL Holdings, Inc.
	1,050	Term Loan, 2.04%, Maturing June 28, 2013	1,008,061
	3,304	Term Loan, 4.25%, Maturing June 25, 2015	3,196,837
	2,450	Term Loan, 5.25%, Maturing June 28, 2017	2,431,625
MSCI, Inc.
	3,725	Term Loan, Maturing April 20, 2016(3)	3,706,375
Nuveen Investments, Inc.
	2,578	Term Loan, 3.32%, Maturing November 13, 2014	2,197,108
Oxford Acquisition III, Ltd.
	382	Term Loan, 2.06%, Maturing May 12, 2014	348,604
RJO Holdings Corp. (RJ O’Brien)
	985	Term Loan, 5.40%, Maturing July 12, 2014(2)	666,489

			$21,056,699

Food Products — 3.8%

Acosta, Inc.
	3,226	Term Loan, 2.61%, Maturing July 28, 2013	$3,129,399
American Seafoods Group, LLC
	800	Term Loan, 5.50%, Maturing May 7, 2015	800,500
Dean Foods Co.
	3,727	Term Loan, 1.68%, Maturing April 2, 2014	3,586,828
Dole Food Company, Inc.
	164	Term Loan, 8.07%, Maturing April 12, 2013	164,765
	1,835	Term Loan, 5.01%, Maturing March 2, 2017	1,841,571
	739	Term Loan, 5.04%, Maturing March 2, 2017	741,448
Michael Foods, Inc.
	436	Term Loan, 6.50%, Maturing May 1, 2014	436,647
Pinnacle Foods Finance, LLC
	7,425	Term Loan, 2.78%, Maturing April 2, 2014	7,015,137
Provimi Group SA
	220	Term Loan, 2.57%, Maturing June 28, 2015	204,736
	270	Term Loan, 2.57%, Maturing June 28, 2015	251,953
EUR	284	Term Loan, 2.68%, Maturing June 28, 2015	325,532
EUR	459	Term Loan, 2.68%, Maturing June 28, 2015	525,249
EUR	490	Term Loan, 2.68%, Maturing June 28, 2015	561,015
EUR	632	Term Loan, 2.68%, Maturing June 28, 2015	723,456
	178	Term Loan - Second Lien, 4.57%, Maturing December 28, 2016	149,424
EUR	29	Term Loan - Second Lien, 4.68%, Maturing December 28, 2016	29,965
EUR	397	Term Loan - Second Lien, 4.68%, Maturing December 28, 2016	410,394

			$20,898,019

Food Service — 3.7%

AFC Enterprises, Inc.
	346	Term Loan, 7.00%, Maturing May 11, 2013	$346,003
Aramark Corp.
	2,941	Term Loan, 2.17%, Maturing January 27, 2014	2,819,044
	194	Term Loan, 2.17%, Maturing January 27, 2014	185,613
GBP	1,209	Term Loan, 2.77%, Maturing January 27, 2014	1,686,642
	5,298	Term Loan, 3.54%, Maturing July 26, 2016	5,150,029
	348	Term Loan, 3.54%, Maturing July 26, 2016	338,691
Buffets, Inc.
	1,425	Term Loan, 10.00%, Maturing April 21, 2015	1,341,281
	125	Term Loan, 7.39%, Maturing April 22, 2015	104,450
CBRL Group, Inc.
	1,014	Term Loan, 1.85%, Maturing April 29, 2013	1,000,839
	647	Term Loan, 2.85%, Maturing April 27, 2016	636,895
Denny’s, Inc.
	110	Term Loan, 2.24%, Maturing March 31, 2012	109,175
	271	Term Loan, 2.38%, Maturing March 31, 2012	269,298
NPC International, Inc.
	340	Term Loan, 2.08%, Maturing May 3, 2013	328,709
OSI Restaurant Partners, LLC
	233	Term Loan, 2.55%, Maturing June 14, 2013	202,706
	2,531	Term Loan, 2.63%, Maturing June 14, 2014	2,204,670

See notes to financial statements

Eaton Vance Floating-Rate Income Trust as of May 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Food Service (continued)

QCE Finance, LLC
	1,129	Term Loan, 5.06%, Maturing May 5, 2013	$974,349
	1,050	Term Loan - Second Lien, 6.04%, Maturing November 5, 2013	752,062
Sagittarius Restaurants, LLC
	675	Term Loan, Maturing May 18, 2015(3)	664,875
Selecta
EUR	741	Term Loan - Second Lien, 4.99%, Maturing December 28, 2015	646,962
Wendys/Arbys Restaurants, LLC
	1,000	Term Loan, 5.00%, Maturing May 24, 2017	1,000,417

			$20,762,710

Food / Drug Retailers — 3.6%

General Nutrition Centers, Inc.
	5,647	Term Loan, 2.57%, Maturing September 16, 2013	$5,406,809
Pantry, Inc. (The)
	248	Term Loan, 2.11%, Maturing May 15, 2014	237,177
	861	Term Loan, 2.11%, Maturing May 15, 2014	823,766
Rite Aid Corp.
	8,636	Term Loan, 2.08%, Maturing June 4, 2014	7,675,052
	1,178	Term Loan, 6.00%, Maturing June 4, 2014	1,132,200
	997	Term Loan, 9.50%, Maturing June 10, 2015	1,016,743
Roundy’s Supermarkets, Inc.
	3,065	Term Loan, 7.00%, Maturing November 3, 2013	3,043,247
	1,000	Term Loan - Second Lien, 10.00%, Maturing April 18, 2016	1,004,375

			$20,339,369

Forest Products — 1.8%

Georgia-Pacific Corp.
	2,632	Term Loan, 2.51%, Maturing December 20, 2012	$2,576,445
	5,908	Term Loan, 2.30%, Maturing December 21, 2012	5,782,442
	1,549	Term Loan, 3.56%, Maturing December 23, 2014	1,544,342

			$9,903,229

Health Care — 16.9%

Alliance Healthcare Services
	1,347	Term Loan, 5.50%, Maturing June 1, 2016	$1,341,575
American Medical Systems
	310	Term Loan, 2.63%, Maturing July 20, 2012	302,427
Ardent Medical Services, Inc.
	1,275	Term Loan, 6.50%, Maturing September 15, 2015	1,251,493
Aveta Holdings, LLC
	713	Term Loan, 8.00%, Maturing April 14, 2015	698,250
	713	Term Loan, 8.00%, Maturing April 14, 2015	698,250
Biomet, Inc.
	6,912	Term Loan, 3.29%, Maturing March 25, 2015	6,737,579
Bright Horizons Family Solutions, Inc.
	1,055	Term Loan, 7.50%, Maturing May 28, 2015	1,054,800
Cardinal Health 409, Inc.
	2,383	Term Loan, 2.60%, Maturing April 10, 2014	2,196,482
Carestream Health, Inc.
	3,032	Term Loan, 2.35%, Maturing April 30, 2013	2,883,199
	500	Term Loan - Second Lien, 5.60%, Maturing October 30, 2013	462,709
Carl Zeiss Vision Holding GmbH
	1,300	Term Loan, 2.85%, Maturing July 24, 2015	1,050,400
Community Health Systems, Inc.
	10,116	Term Loan, 2.79%, Maturing July 25, 2014	9,481,395
	518	Term Loan, 2.79%, Maturing July 25, 2014	485,661
Concentra, Inc.
	740	Term Loan - Second Lien, 5.80%, Maturing June 25, 2015	676,817
ConMed Corp.
	497	Term Loan, 1.86%, Maturing April 12, 2013	482,413
ConvaTec Cidron Healthcare
EUR	746	Term Loan, 4.66%, Maturing July 30, 2016	895,140
CRC Health Corp.
	520	Term Loan, 2.54%, Maturing February 6, 2013	486,087
	522	Term Loan, 2.54%, Maturing February 6, 2013	488,530
Dako EQT Project Delphi
	500	Term Loan - Second Lien, 4.04%, Maturing December 12, 2016	362,500
DaVita, Inc.
	622	Term Loan, 1.83%, Maturing October 5, 2012	609,890
DJO Finance, LLC
	793	Term Loan, 3.35%, Maturing May 20, 2014	765,959
Fenwal, Inc.
	500	Term Loan - Second Lien, 5.79%, Maturing August 28, 2014	428,750
Fresenius Medical Care Holdings
	2,830	Term Loan, 1.67%, Maturing March 31, 2013	2,765,927
Hanger Orthopedic Group, Inc.
	794	Term Loan, 2.36%, Maturing May 28, 2013	773,224
Harvard Drug Group, LLC
	121	Term Loan, 6.50%, Maturing April 8, 2016	120,275
	879	Term Loan, 6.50%, Maturing April 8, 2016	874,725

See notes to financial statements

Eaton Vance Floating-Rate Income Trust as of May 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Health Care (continued)

HCA, Inc.
	2,690	Term Loan, 2.54%, Maturing November 18, 2013	$2,549,039
	6,452	Term Loan, 3.54%, Maturing March 31, 2017	6,255,699
Health Management Association, Inc.
	9,150	Term Loan, 2.04%, Maturing February 28, 2014	8,618,481
HealthSouth Corp.
	1,553	Term Loan, 2.51%, Maturing March 11, 2013	1,499,148
	1,278	Term Loan, 4.01%, Maturing September 10, 2015	1,250,368
Iasis Healthcare, LLC
	154	Term Loan, 2.35%, Maturing March 14, 2014	145,975
	567	Term Loan, 2.35%, Maturing March 14, 2014	537,825
	1,640	Term Loan, 2.35%, Maturing March 14, 2014	1,554,009
Ikaria Acquisition, Inc.
	1,000	Term Loan, 7.00%, Maturing May 16, 2016	976,250
IM U.S. Holdings, LLC
	977	Term Loan, 2.28%, Maturing June 26, 2014	927,296
	700	Term Loan - Second Lien, 4.60%, Maturing June 26, 2015	680,750
IMS Health, Inc.
	1,436	Term Loan, 5.25%, Maturing February 26, 2016	1,428,370
inVentiv Health, Inc.
	862	Term Loan, 2.05%, Maturing July 6, 2014	848,890
Lifepoint Hospitals, Inc.
	2,251	Term Loan, 3.25%, Maturing April 15, 2015	2,215,528
MPT Operating Partnership, L.P.
	1,225	Term Loan, 5.00%, Maturing May 17, 2016	1,218,875
MultiPlan Merger Corp.
	983	Term Loan, 3.63%, Maturing April 12, 2013	941,880
	1,380	Term Loan, 3.63%, Maturing April 12, 2013	1,322,503
	797	Term Loan, 6.00%, Maturing April 12, 2013	796,396
Mylan, Inc.
	2,721	Term Loan, 3.56%, Maturing October 2, 2014	2,709,316
National Mentor Holdings, Inc.
	69	Term Loan, 2.30%, Maturing June 29, 2013	62,540
	1,113	Term Loan, 2.30%, Maturing June 29, 2013	1,014,718
National Renal Institutes, Inc.
	784	Term Loan, 9.00%, Maturing March 31, 2013	766,076
Nyco Holdings
EUR	495	Term Loan, 2.89%, Maturing December 29, 2014	543,304
EUR	495	Term Loan, 3.64%, Maturing December 29, 2015	543,304
Physiotherapy Associates, Inc.
	813	Term Loan, 7.50%, Maturing June 27, 2013	645,330
Prime Healthcare Services, Inc.
	2,650	Term Loan, 6.25%, Maturing April 22, 2015	2,597,000
RadNet Management, Inc.
	1,225	Term Loan, 5.75%, Maturing April 1, 2016	1,221,938
ReAble Therapeutics Finance, LLC
	2,652	Term Loan, 2.30%, Maturing November 16, 2013	2,567,643
RehabCare Group, Inc.
	948	Term Loan, 6.00%, Maturing November 24, 2015	948,217
Renal Advantage, Inc.
	1	Term Loan, 2.76%, Maturing October 5, 2012	862
Select Medical Holdings Corp.
	2,472	Term Loan, 4.23%, Maturing August 22, 2014	2,400,104
Skillsoft Corp.
	1,000	Term Loan, Maturing May 19, 2017(3)	992,813
Sunrise Medical Holdings, Inc.
EUR	302	Term Loan, 8.00%, Maturing May 13, 2014	349,075
TZ Merger Sub., Inc. (TriZetto)
	723	Term Loan, 7.50%, Maturing August 4, 2015	725,762
Vanguard Health Holding Co., LLC
	1,800	Term Loan, 5.00%, Maturing January 29, 2016	1,784,250
VWR International, Inc.
	2,148	Term Loan, 2.85%, Maturing June 30, 2014	2,007,012

			$94,021,003

Home Furnishings — 0.9%

Hunter Fan Co.
	480	Term Loan, 2.84%, Maturing April 16, 2014	$432,381
Interline Brands, Inc.
	1,041	Term Loan, 2.04%, Maturing June 23, 2013	968,087
	283	Term Loan, 2.10%, Maturing June 23, 2013	263,534
National Bedding Co., LLC
	1,461	Term Loan, 2.31%, Maturing February 28, 2013	1,408,061
	2,050	Term Loan - Second Lien, 5.31%, Maturing February 28, 2014	1,894,969

			$4,967,032

Industrial Equipment — 3.9%

Brand Energy and Infrastructure Services, Inc.
	688	Term Loan, 2.56%, Maturing February 7, 2014	$644,794
	830	Term Loan, 3.80%, Maturing February 7, 2014	787,416
Bucyrus International, Inc.
	1,460	Term Loan, 4.50%, Maturing February 19, 2016	1,457,871
CEVA Group PLC U.S.
	847	Term Loan, 3.29%, Maturing November 4, 2013	745,222
	2,222	Term Loan, 3.35%, Maturing November 4, 2013	1,975,920
	1,153	Term Loan, 3.35%, Maturing January 4, 2014	1,025,142

See notes to financial statements

Eaton Vance Floating-Rate Income Trust as of May 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)	Borrower/Tranche Description	Value

Industrial Equipment (continued)

EPD Holdings, (Goodyear Engineering Products)
150	Term Loan, 2.84%, Maturing July 31, 2014	$128,475
1,045	Term Loan, 2.84%, Maturing July 31, 2014	897,025
850	Term Loan - Second Lien, 6.09%, Maturing July 13, 2015	687,083
Generac Acquisition Corp.
1,518	Term Loan, 2.79%, Maturing November 11, 2013	1,411,422
Gleason Corp.
780	Term Loan, 2.09%, Maturing June 30, 2013	766,281
Jason, Inc.
439	Term Loan, 4.75%, Maturing July 30, 2010	329,559
John Maneely Co.
2,328	Term Loan, 3.55%, Maturing December 9, 2013	2,237,690
KION Group GmbH
1,008	Term Loan, 4.60%, Maturing January 28, 2015(2)	816,304
1,008	Term Loan, 4.85%, Maturing January 28, 2016(2)	816,304
Polypore, Inc.
4,664	Term Loan, 2.36%, Maturing July 3, 2014	4,489,018
Sequa Corp.
794	Term Loan, 3.55%, Maturing December 3, 2014	729,094
TFS Acquisition Corp.
2,000	Term Loan, 14.00%, Maturing August 11, 2013(2)	1,930,325

		$21,874,945

Insurance — 3.6%

Alliant Holdings I, Inc.
3,826	Term Loan, 3.29%, Maturing August 21, 2014	$3,538,824
AmWINS Group, Inc.
956	Term Loan, 2.93%, Maturing June 8, 2013	885,359
500	Term Loan - Second Lien, 5.78%, Maturing June 8, 2013	421,875
Applied Systems, Inc.
2,248	Term Loan, 2.85%, Maturing September 26, 2013	2,096,519
CCC Information Services Group, Inc.
1,610	Term Loan, 2.61%, Maturing February 10, 2013	1,574,032
Conseco, Inc.
3,925	Term Loan, 7.50%, Maturing October 10, 2013	3,800,404
Crawford & Company
1,286	Term Loan, 5.25%, Maturing October 30, 2013	1,265,413
Crump Group, Inc.
923	Term Loan, 3.36%, Maturing August 1, 2014	874,072
Hub International Holdings, Inc.
433	Term Loan, 2.79%, Maturing June 13, 2014	394,415
1,926	Term Loan, 2.79%, Maturing June 13, 2014	1,755,179
622	Term Loan, 6.75%, Maturing June 13, 2014	608,660
U.S.I. Holdings Corp.
3,366	Term Loan, 3.05%, Maturing May 5, 2014	3,087,998

		$20,302,750

Leisure Goods / Activities / Movies — 8.0%

24 Hour Fitness Worldwide, Inc.
1,000	Term Loan, 6.75%, Maturing December 30, 2015	$958,750
AMC Entertainment, Inc.
5,475	Term Loan, 2.10%, Maturing January 28, 2013	5,228,363
AMF Bowling Worldwide, Inc.
1,200	Term Loan - Second Lien, 6.55%, Maturing December 8, 2013	960,000
Bombardier Recreational Products
2,028	Term Loan, 3.44%, Maturing June 28, 2013	1,693,253
Butterfly Wendel US, Inc.
304	Term Loan, 3.87%, Maturing June 23, 2014	263,569
304	Term Loan, 4.12%, Maturing June 22, 2015	263,484
Carmike Cinemas, Inc.
2,776	Term Loan, 5.50%, Maturing January 27, 2016	2,767,217
Cedar Fair, L.P.
339	Term Loan, 2.35%, Maturing August 30, 2012	336,458
2,470	Term Loan, 4.35%, Maturing August 30, 2014	2,460,585
CFV I, LLC/Hicks Sports Group
92	Term Loan, 9.39%, Maturing July 1, 2010(2)(4)	91,762
Cinemark, Inc.
3,933	Term Loan, 3.59%, Maturing April 30, 2016	3,904,442
Deluxe Entertainment Services
62	Term Loan, 2.64%, Maturing May 11, 2013	55,265
105	Term Loan, 6.25%, Maturing May 11, 2013	93,174
981	Term Loan, 6.25%, Maturing May 11, 2013	873,955
Fender Musical Instruments Corp.
574	Term Loan, 2.55%, Maturing June 9, 2014	510,167
290	Term Loan, 2.61%, Maturing June 9, 2014	257,706
Formula One (Alpha D2, Ltd.)
2,000	Term Loan - Second Lien, 3.82%, Maturing June 30, 2014	1,754,286
Metro-Goldwyn-Mayer Holdings, Inc.
3,655	Term Loan, 0.00%, Maturing April 9, 2012(7)	1,624,108
National CineMedia, LLC
2,850	Term Loan, 2.01%, Maturing February 13, 2015	2,714,032
Regal Cinemas Corp.
4,671	Term Loan, 3.79%, Maturing November 18, 2016	4,671,242
Revolution Studios Distribution Co., LLC
1,081	Term Loan, 4.11%, Maturing December 21, 2014	994,401
900	Term Loan - Second Lien, 7.36%, Maturing June 21, 2015	630,000

See notes to financial statements

Eaton Vance Floating-Rate Income Trust as of May 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)	Borrower/Tranche Description	Value

Leisure Goods / Activities / Movies (continued)

Six Flags Theme Parks, Inc.
2,900	Term Loan, 6.00%, Maturing June 30, 2016	$2,892,222
Southwest Sports Group, LLC
2,000	Term Loan, 6.75%, Maturing December 22, 2010	1,735,000
SW Acquisition Co., Inc.
2,020	Term Loan, 5.75%, Maturing May 31, 2016	2,022,462
Universal City Development Partners, Ltd.
2,843	Term Loan, 5.50%, Maturing November 6, 2014	2,840,495
Zuffa, LLC
1,962	Term Loan, 2.44%, Maturing June 20, 2015	1,894,867

		$44,491,265

Lodging and Casinos — 3.0%

Ameristar Casinos, Inc.
1,173	Term Loan, 3.56%, Maturing November 10, 2012	$1,164,141
Harrah’s Operating Co.
792	Term Loan, 3.32%, Maturing January 28, 2015	663,248
408	Term Loan, 3.32%, Maturing January 28, 2015	342,083
2,993	Term Loan, 9.50%, Maturing October 31, 2016	3,007,878
Isle of Capri Casinos, Inc.
443	Term Loan, 5.00%, Maturing November 25, 2013	425,412
602	Term Loan, 5.00%, Maturing November 25, 2013	577,714
1,505	Term Loan, 5.00%, Maturing November 25, 2013	1,444,283
LodgeNet Entertainment Corp.
2,123	Term Loan, 2.30%, Maturing April 4, 2014	1,983,464
New World Gaming Partners, Ltd.
1,105	Term Loan, 4.79%, Maturing September 30, 2014	1,051,889
224	Term Loan, 6.78%, Maturing September 30, 2014	213,054
Penn National Gaming, Inc.
1,002	Term Loan, 2.09%, Maturing October 3, 2012	976,832
Tropicana Entertainment, Inc.
191	Term Loan, 15.00%, Maturing December 29, 2012	211,322
Venetian Casino Resort/Las Vegas Sands, Inc.
943	Term Loan, 2.05%, Maturing May 23, 2014	840,964
3,734	Term Loan, 2.05%, Maturing May 23, 2014	3,329,617
VML US Finance, LLC
187	Term Loan, 4.80%, Maturing May 25, 2012	181,536
436	Term Loan, 4.80%, Maturing May 25, 2013	422,505

		$16,835,942

Nonferrous Metals / Minerals — 1.1%

Euramax International, Inc.
343	Term Loan, 10.00%, Maturing June 29, 2013	$322,933
351	Term Loan, 14.00%, Maturing June 29, 2013(2)	330,805
Noranda Aluminum Acquisition
769	Term Loan, 2.54%, Maturing May 18, 2014	737,095
Novelis, Inc.
691	Term Loan, 2.36%, Maturing July 6, 2014	653,072
1,521	Term Loan, 2.43%, Maturing July 6, 2014	1,436,829
Oxbow Carbon and Mineral Holdings
2,478	Term Loan, 2.29%, Maturing May 8, 2014	2,393,225

		$5,873,959

Oil and Gas — 3.6%

Atlas Pipeline Partners, L.P.
1,024	Term Loan, 6.75%, Maturing July 27, 2014	$1,021,136
Big West Oil, LLC
358	Term Loan, 4.50%, Maturing May 15, 2014	355,288
451	Term Loan, 4.50%, Maturing May 15, 2014	446,648
Dresser, Inc.
1,564	Term Loan, 2.70%, Maturing May 4, 2014	1,469,405
1,000	Term Loan - Second Lien, 6.20%, Maturing May 4, 2015	942,500
Dynegy Holdings, Inc.
371	Term Loan, 4.11%, Maturing April 2, 2013	355,303
5,623	Term Loan, 4.11%, Maturing April 2, 2013	5,382,095
Enterprise GP Holdings, L.P.
1,299	Term Loan, 2.55%, Maturing November 8, 2014	1,266,038
Hercules Offshore, Inc.
3,262	Term Loan, 6.00%, Maturing July 11, 2013	3,078,116
Precision Drilling Corp.
843	Term Loan, 4.26%, Maturing December 23, 2013	830,318
SemGroup Corp.
911	Term Loan, 7.60%, Maturing November 30, 2012	903,898
1,189	Term Loan, 7.50%, Maturing June 2, 2014	1,186,276
Sheridan Production Partners I, LLC
122	Term Loan, 7.75%, Maturing April 20, 2017	119,597
199	Term Loan, 7.75%, Maturing April 20, 2017	195,802
1,504	Term Loan, 7.75%, Maturing April 20, 2017	1,477,663
Targa Resources, Inc.
1,059	Term Loan, 6.00%, Maturing July 5, 2016	1,061,688

		$20,091,771

Publishing — 7.5%

American Media Operations, Inc.
2,441	Term Loan, 10.00%, Maturing January 30, 2013(2)	$2,367,965
Aster Zweite Beteiligungs GmbH
1,850	Term Loan, 2.59%, Maturing September 27, 2013	1,693,906

See notes to financial statements

Eaton Vance Floating-Rate Income Trust as of May 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Publishing (continued)

GateHouse Media Operating, Inc.
	649	Term Loan, 2.34%, Maturing August 28, 2014	$300,398
	1,522	Term Loan, 2.36%, Maturing August 28, 2014	704,780
	748	Term Loan, 2.59%, Maturing August 28, 2014	346,613
Getty Images, Inc.
	2,613	Term Loan, 6.25%, Maturing July 2, 2015	2,619,505
Lamar Media Corp.
	1,000	Term Loan, 4.25%, Maturing December 30, 2016	1,001,875
Laureate Education, Inc.
	498	Term Loan, 3.57%, Maturing August 17, 2014	457,595
	3,329	Term Loan, 3.57%, Maturing August 17, 2014	3,057,121
	1,493	Term Loan, 7.00%, Maturing August 31, 2014	1,480,560
Local Insight Regatta Holdings, Inc.
	1,740	Term Loan, 6.25%, Maturing April 23, 2015	1,505,136
MediaNews Group, Inc.
	491	Term Loan, 8.50%, Maturing March 19, 2014	462,833
Mediannuaire Holding
EUR	680	Term Loan, 2.90%, Maturing October 10, 2014	636,157
EUR	680	Term Loan, 3.40%, Maturing October 9, 2015	635,981
Merrill Communications, LLC
	5,113	Term Loan, 8.50%, Maturing December 24, 2012	4,825,518
Nelson Education, Ltd.
	488	Term Loan, 2.79%, Maturing July 5, 2014	448,500
Nielsen Finance, LLC
	6,406	Term Loan, 2.30%, Maturing August 9, 2013	5,994,683
	1,992	Term Loan, 4.05%, Maturing May 2, 2016	1,926,895
Philadelphia Newspapers, LLC
	779	Term Loan, 0.00%, Maturing June 29, 2013(7)	239,507
SGS International, Inc.
	594	Term Loan, 2.88%, Maturing December 30, 2011	568,492
Source Interlink Companies, Inc.
	909	Term Loan, 10.75%, Maturing June 18, 2013	872,727
	515	Term Loan, 15.00%, Maturing March 18, 2014(2)	324,260
Source Media, Inc.
	1,173	Term Loan, 5.30%, Maturing November 8, 2011	1,149,634
Trader Media Corp.
GBP	1,507	Term Loan, 2.70%, Maturing March 23, 2015	1,970,255
Tribune Co.
	2,479	Term Loan, 0.00%, Maturing June 6, 2011(7)	1,490,621
	1,000	Term Loan, 0.00%, Maturing June 4, 2014(7)	596,250
	1,256	Term Loan, 0.00%, Maturing June 4, 2014(7)	775,781
Xsys, Inc.
	1,642	Term Loan, 2.59%, Maturing September 27, 2013	1,503,008
	1,834	Term Loan, 2.59%, Maturing September 27, 2014	1,679,577

			$41,636,133

Radio and Television — 3.5%

Block Communications, Inc.
	910	Term Loan, 2.29%, Maturing December 22, 2011	$857,322
CMP KC, LLC
	956	Term Loan, 6.25%, Maturing May 3, 2011(6)	274,426
CMP Susquehanna Corp.
	2,693	Term Loan, 2.38%, Maturing May 5, 2013	2,294,693
Discovery Communications, Inc.
	990	Term Loan, 5.50%, Maturing May 14, 2014	992,320
Emmis Operating Co.
	845	Term Loan, 4.29%, Maturing November 1, 2013	750,223
Gray Television, Inc.
	747	Term Loan, 3.80%, Maturing December 31, 2014	700,774
HIT Entertainment, Inc.
	970	Term Loan, 5.60%, Maturing June 1, 2012	900,230
Live Nation Worldwide, Inc.
	2,625	Term Loan, 4.50%, Maturing November 7, 2016	2,621,719
Mission Broadcasting, Inc.
	595	Term Loan, 5.00%, Maturing September 30, 2016	594,007
NEP II, Inc.
	655	Term Loan, 2.35%, Maturing February 16, 2014	618,564
Nexstar Broadcasting, Inc.
	930	Term Loan, 5.00%, Maturing September 30, 2016	929,087
Raycom TV Broadcasting, LLC
	1,119	Term Loan, 1.88%, Maturing June 25, 2014	1,041,019
Univision Communications, Inc.
	4,400	Term Loan, 2.54%, Maturing September 29, 2014	3,792,936
Weather Channel
	2,304	Term Loan, 5.00%, Maturing September 14, 2015	2,305,922
Young Broadcasting, Inc.
	973	Term Loan, 0.00%, Maturing November 3, 2012(7)	918,405

			$19,591,647

Rail Industries — 0.4%

Kansas City Southern Railway Co.
	2,166	Term Loan, 2.07%, Maturing April 28, 2013	$2,113,288

			$2,113,288

Retailers (Except Food and Drug) — 3.7%

American Achievement Corp.
	390	Term Loan, 6.26%, Maturing March 25, 2011	$370,953
Amscan Holdings, Inc.
	523	Term Loan, 2.53%, Maturing May 25, 2013	499,772
Cumberland Farms, Inc.
	1,683	Term Loan, 2.83%, Maturing September 30, 2013	1,556,842

See notes to financial statements

Eaton Vance Floating-Rate Income Trust as of May 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Retailers (Except Food and Drug) (continued)

Educate, Inc.
	498	Term Loan - Second Lien, 5.55%, Maturing June 16, 2014	$437,345
FTD, Inc.
	1,242	Term Loan, 6.75%, Maturing July 31, 2014	1,241,875
Harbor Freight Tools USA, Inc.
	994	Term Loan, 5.00%, Maturing February 23, 2016	990,977
Josten’s Corp.
	2,103	Term Loan, 2.30%, Maturing October 4, 2011	2,075,126
Mapco Express, Inc.
	273	Term Loan, 6.75%, Maturing April 28, 2011	266,128
Neiman Marcus Group, Inc.
	2,967	Term Loan, 2.25%, Maturing April 5, 2013	2,722,443
Orbitz Worldwide, Inc.
	2,177	Term Loan, 3.40%, Maturing July 25, 2014	2,055,756
Oriental Trading Co., Inc.
	1,225	Term Loan - Second Lien, 6.54%, Maturing January 31, 2014	306,250
Pilot Travel Centers, LLC
	1,350	Term Loan, Maturing April 29, 2016(3)	1,352,651
Rent-A-Center, Inc.
	36	Term Loan, 2.18%, Maturing June 30, 2012	35,236
	640	Term Loan, 3.26%, Maturing March 31, 2015	633,664
Rover Acquisition Corp.
	2,370	Term Loan, 2.56%, Maturing October 25, 2013	2,287,412
Savers, Inc.
	1,350	Term Loan, 5.75%, Maturing March 11, 2016	1,343,250
Yankee Candle Company, Inc. (The)
	2,577	Term Loan, 2.36%, Maturing February 6, 2014	2,480,331

			$20,656,011

Steel — 0.1%

Niagara Corp.
	783	Term Loan, 10.50%, Maturing June 29, 2014(2)(6)	$782,814

			$782,814

Surface Transport — 0.3%

Oshkosh Truck Corp.
	776	Term Loan, 6.26%, Maturing December 6, 2013	$778,333
Swift Transportation Co., Inc.
	1,092	Term Loan, 8.25%, Maturing May 10, 2014	1,016,884

			$1,795,217

Telecommunications — 5.2%

Alaska Communications Systems Holdings, Inc.
	1,100	Term Loan, 2.04%, Maturing February 1, 2012	$1,071,722
Asurion Corp.
	4,303	Term Loan, 3.33%, Maturing July 3, 2014	4,143,535
	2,000	Term Loan - Second Lien, 6.85%, Maturing July 3, 2015	1,969,000
CommScope, Inc.
	1,831	Term Loan, 2.79%, Maturing December 26, 2014	1,780,891
Intelsat Corp.
	3,518	Term Loan, 2.79%, Maturing January 3, 2014	3,366,252
	3,518	Term Loan, 2.79%, Maturing January 3, 2014	3,366,252
	3,519	Term Loan, 2.79%, Maturing January 3, 2014	3,367,285
Intelsat Subsidiary Holding Co.
	1,062	Term Loan, 2.79%, Maturing July 3, 2013	1,024,347
Macquarie UK Broadcast Ventures, Ltd.
GBP	828	Term Loan, 2.57%, Maturing March 10, 2014	1,010,353
NTelos, Inc.
	1,493	Term Loan, 5.75%, Maturing August 7, 2015	1,493,619
Palm, Inc.
	1,894	Term Loan, 3.80%, Maturing October 24, 2014	1,858,724
Telesat Canada, Inc.
	158	Term Loan, 3.36%, Maturing October 31, 2014	152,321
	1,837	Term Loan, 3.36%, Maturing October 31, 2014	1,773,382
TowerCo Finance, LLC
	449	Term Loan, 6.00%, Maturing November 24, 2014	449,623
Trilogy International Partners
	950	Term Loan, 3.79%, Maturing June 29, 2012	859,750
Windstream Corp.
	1,373	Term Loan, 3.06%, Maturing December 17, 2015	1,355,109

			$29,042,165

Utilities — 4.2%

AEI Finance Holding, LLC
	302	Revolving Loan, 3.00%, Maturing March 30, 2012	$281,547
	2,028	Term Loan, 3.29%, Maturing March 30, 2014	1,892,638
Astoria Generating Co.
	1,000	Term Loan - Second Lien, 4.03%, Maturing August 23, 2013	957,500
BRSP, LLC
	977	Term Loan, 7.50%, Maturing June 4, 2014	966,992
Calpine Corp.
	6,345	Term Loan, 3.17%, Maturing March 29, 2014	5,980,612
Covanta Energy Corp.
	261	Term Loan, 1.79%, Maturing February 10, 2014	250,921
	514	Term Loan, 1.88%, Maturing February 10, 2014	494,394

See notes to financial statements

Eaton Vance Floating-Rate Income Trust as of May 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Utilities (continued)

Electricinvest Holding Co.
GBP	480	Term Loan, 5.07%, Maturing October 24, 2012	$577,032
EUR	477	Term Loan - Second Lien, 4.92%, Maturing October 24, 2012	486,300
NRG Energy, Inc.
	1,729	Term Loan, 2.02%, Maturing February 1, 2013	1,666,841
	2,471	Term Loan, 2.04%, Maturing February 1, 2013	2,382,830
Pike Electric, Inc.
	1,136	Term Loan, 1.88%, Maturing July 2, 2012	1,073,934
	309	Term Loan, 2.13%, Maturing December 10, 2012	291,544
TXU Texas Competitive Electric Holdings Co., LLC
	995	Term Loan, 3.80%, Maturing October 10, 2014	768,737
	1,463	Term Loan, 3.80%, Maturing October 10, 2014	1,124,728
	3,832	Term Loan, 3.97%, Maturing October 10, 2014	2,961,115
Vulcan Energy Corp.
	1,087	Term Loan, 5.50%, Maturing September 29, 2015	1,097,996

			$23,255,661

Total Senior Floating-Rate Interests
(identified cost $822,567,387)			$788,356,628

Corporate Bonds & Notes — 10.1%

Principal
Amount*
(000’s omitted)		Security	Value

Automotive — 0.2%

Allison Transmission, Inc.
	25	11.00%, 11/1/15(8)	$26,250
	670	11.25%, 11/1/15(2)(8)	706,850
American Axle & Manufacturing Holdings, Inc., Sr. Notes
	150	9.25%, 1/15/17(8)	158,250
	35	7.875%, 3/1/17	31,150
Commercial Vehicle Group, Inc., Sr. Notes
	110	8.00%, 7/1/13	90,750

			$1,013,250

Broadcast Radio and Television — 0.3%

Clear Channel Communications, Inc., Sr. Notes
	1,000	6.25%, 3/15/11	$967,500
Rainbow National Services, LLC, Sr. Sub. Notes
	335	10.375%, 9/1/14(8)	351,750
XM Satellite Radio Holdings, Inc.
	480	13.00%, 8/1/13(8)	528,000

			$1,847,250

Building and Development — 0.4%

Grohe Holding GmbH, Variable Rate
EUR	2,000	3.519%, 1/15/14(9)	$2,231,180
Texas Industries, Inc., Sr. Notes
	135	7.25%, 7/15/13(8)	131,287

			$2,362,467

Business Equipment and Services — 0.7%

Brocade Communications Systems, Inc., Sr. Notes
	40	6.625%, 1/15/18(8)	$39,600
	40	6.875%, 1/15/20(8)	39,600
Education Management, LLC, Sr. Notes
	445	8.75%, 6/1/14	452,231
Education Management, LLC, Sr. Sub. Notes
	97	10.25%, 6/1/16	103,305
MediMedia USA, Inc., Sr. Sub. Notes
	180	11.375%, 11/15/14(8)	168,300
RSC Equipment Rental, Inc., Sr. Notes
	750	10.00%, 7/15/17(8)	810,938
SunGard Data Systems, Inc., Sr. Notes
	1,380	10.625%, 5/15/15	1,462,800
Ticketmaster Entertainment, Inc.
	220	10.75%, 8/1/16	239,800
West Corp.
	280	9.50%, 10/15/14	280,000

			$3,596,574

Cable and Satellite Television — 0.5%

Charter Communications, Inc., Sr. Notes
	205	10.875%, 9/15/14(7)(8)	$224,987
Virgin Media Finance PLC, Sr. Notes
	2,500	6.50%, 1/15/18(8)	2,468,750

			$2,693,737

Chemicals and Plastics — 0.2%

CII Carbon, LLC
	195	11.125%, 11/15/15(8)	$192,075
INEOS Group Holdings PLC, Sr. Sub. Notes
	345	8.50%, 2/15/16(8)	263,063

See notes to financial statements

Eaton Vance Floating-Rate Income Trust as of May 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)	Security	Value

Chemicals and Plastics (continued)

Reichhold Industries, Inc., Sr. Notes
360	9.00%, 8/15/14(8)	$329,400
Wellman Holdings, Inc., Sr. Sub. Notes
154	5.00%, 1/29/19(2)(6)	71,941

		$856,479

Clothing / Textiles — 0.0%

Levi Strauss & Co., Sr. Notes
5	8.875%, 4/1/16	$5,213
Perry Ellis International, Inc., Sr. Sub. Notes
155	8.875%, 9/15/13	158,100

		$163,313

Conglomerates — 0.0%

RBS Global & Rexnord Corp.
175	11.75%, 8/1/16	$183,750

		$183,750

Containers and Glass Products — 0.3%

Berry Plastics Corp., Sr. Notes, Variable Rate
1,000	5.053%, 2/15/15	$942,500
Intertape Polymer US, Inc., Sr. Sub. Notes
865	8.50%, 8/1/14	709,300

		$1,651,800

Cosmetics / Toiletries — 0.3%

Revlon Consumer Products Corp.
1,420	9.75%, 11/15/15(8)	$1,451,950

		$1,451,950

Ecological Services and Equipment — 0.1%

Waste Services, Inc., Sr. Sub. Notes
525	9.50%, 4/15/14	$540,750

		$540,750

Electronics / Electrical — 0.2%

Amkor Technologies, Inc., Sr. Notes
140	9.25%, 6/1/16	$147,525
NXP BV/NXP Funding, LLC, Variable Rate
875	3.053%, 10/15/13	757,969

		$905,494

Equipment Leasing — 0.0%

Hertz Corp.
60	8.875%, 1/1/14	$60,600
95	10.50%, 1/1/16	98,800

		$159,400

Financial Intermediaries — 0.5%

Ford Motor Credit Co., Sr. Notes
2,250	12.00%, 5/15/15	$2,623,705
335	8.00%, 12/15/16	336,071

		$2,959,776

Food Products — 0.2%

Smithfield Foods, Inc., Sr. Notes
1,000	10.00%, 7/15/14(8)	$1,075,625

		$1,075,625

Food Service — 0.2%

NPC International, Inc., Sr. Sub. Notes
280	9.50%, 5/1/14	$277,200
U.S. Foodservice, Inc., Sr. Notes
940	10.25%, 6/30/15(8)	947,050

		$1,224,250

Food / Drug Retailers — 0.2%

General Nutrition Center, Sr. Notes, Variable Rate
755	5.75%, 3/15/14(2)	$696,488
General Nutrition Center, Sr. Sub. Notes
430	10.75%, 3/15/15	435,375

		$1,131,863

Forest Products — 0.1%

NewPage Corp., Sr. Notes
75	11.375%, 12/31/14	$70,500
Verso Paper Holdings, LLC/Verso Paper, Inc.
255	11.375%, 8/1/16	222,488

		$292,988

Health Care — 0.9%

Accellent, Inc.
320	10.50%, 12/1/13	$310,400
Accellent, Inc., Sr. Notes
180	8.375

See notes to financial statements

Eaton Vance Floating-Rate Income Trust as of May 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)	Security	Value

Health Care (continued)

Biomet, Inc.
125	10.375%, 10/15/17(2)	$133,594
600	11.625%, 10/15/17	643,500
DJO Finance, LLC/DJO Finance Corp.
220	10.875%, 11/15/14	229,900
DJO Finance, LLC/DJO Finance Corp., Sr. Notes
20	10.875%, 11/15/14(8)	20,900
HCA, Inc.
145	9.25%, 11/15/16	152,250
MultiPlan, Inc., Sr. Sub. Notes
540	10.375%, 4/15/16(8)	550,800
National Mentor Holdings, Inc.
330	11.25%, 7/1/14	332,475
Res-Care, Inc., Sr. Notes
220	7.75%, 10/15/13	217,250
US Oncology, Inc.
1,915	10.75%, 8/15/14	1,965,268

		$4,730,937

Industrial Equipment — 0.4%

CEVA Group, PLC, Sr. Notes
205	11.50%, 4/1/18(8)	$212,175
Chart Industries, Inc., Sr. Sub. Notes
215	9.125%, 10/15/15	215,537
ESCO Corp., Sr. Notes
660	8.625%, 12/15/13(8)	674,850
Terex Corp., Sr. Notes
1,000	10.875%, 6/1/16	1,080,000

		$2,182,562

Insurance — 0.1%

Alliant Holdings I, Inc.
115	11.00%, 5/1/15(8)	$115,144
Hub International Holdings, Inc., Sr. Notes
140	9.00%, 12/15/14(8)	132,300
U.S.I. Holdings Corp., Sr. Notes, Variable Rate
115	4.311%, 11/15/14(8)	92,575

		$340,019

Leisure Goods / Activities / Movies — 0.3%

AMC Entertainment, Inc.
760	11.00%, 2/1/16	$782,800
AMC Entertainment, Inc., Sr. Notes
85	8.75%, 6/1/19	86,275
HRP Myrtle Beach Operations, LLC/HRP Myrtle Beach Capital Corp.
220	12.50%, 12/31/49(6)(7)(8)	0
HRP Myrtle Beach Operations, LLC/HRP Myrtle Beach Capital Corp., Variable Rate
405	0.00%, 12/31/49(6)(7)(8)	0
Marquee Holdings, Inc., Sr. Disc. Notes
390	9.505%, 8/15/14	319,800
MU Finance PLC, Sr. Notes
165	8.375%, 2/1/17(8)	154,687
Royal Caribbean Cruises, Sr. Notes
105	7.00%, 6/15/13	103,819
40	6.875%, 12/1/13	39,500
25	7.25%, 6/15/16	24,188
50	7.25%, 3/15/18	48,250

		$1,559,319

Lodging and Casinos — 0.8%

Buffalo Thunder Development Authority
535	9.375%, 12/15/49(7)(8)	$98,975
CCM Merger, Inc.
105	8.00%, 8/1/13(8)	97,650
Chukchansi EDA, Sr. Notes, Variable Rate
310	4.123%, 11/15/12(8)	212,350
Fontainebleau Las Vegas Casino, LLC
525	10.25%, 6/15/15(7)(8)	8,531
Greektown Holdings, LLC, Sr. Notes
110	10.75%, 12/1/13(7)(8)	7,562
Harrah’s Operating Co., Inc., Sr. Notes
1,000	11.25%, 6/1/17	1,052,500
Inn of the Mountain Gods, Sr. Notes
565	12.00%, 11/15/49(7)	274,025
Majestic HoldCo, LLC
150	12.50%, 12/31/49(7)(8)	938
Mohegan Tribal Gaming Authority, Sr. Sub. Notes
165	8.00%, 4/1/12	145,200
240	7.125%, 8/15/14	178,800
260	6.875%, 2/15/15	190,450
Peninsula Gaming, LLC
1,000	10.75%, 8/15/17(8)	990,000
Pinnacle Entertainment, Inc., Sr. Sub. Notes
70	7.50%, 6/15/15	65,450
San Pasqual Casino
125	8.00%, 9/15/13(8)	119,375
Seminole Hard Rock Entertainment, Variable Rate
195	2.757%, 3/15/14(8)	167,700

See notes to financial statements

Eaton Vance Floating-Rate Income Trust as of May 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)	Security	Value

Lodging and Casinos (continued)

Tunica-Biloxi Gaming Authority, Sr. Notes
345	9.00%, 11/15/15(8)	$312,225
Waterford Gaming, LLC, Sr. Notes
293	8.625%, 9/15/14(6)(8)	233,873

		$4,155,604

Nonferrous Metals / Minerals — 0.2%

FMG Finance PTY, Ltd.
785	10.625%, 9/1/16(8)	$867,425
Teck Resources, Ltd., Sr. Notes
335	10.75%, 5/15/19	404,283

		$1,271,708

Oil and Gas — 0.7%

Antero Resources Finance Corp., Sr. Notes
40	9.375%, 12/1/17(8)	$39,400
Cloud Peak Energy Resources, LLC/Cloud Peak Energy Finance Corp.
1,000	8.25%, 12/15/17(8)	992,500
335	8.50%, 12/15/19(8)	335,000
Compton Pet Finance Corp.
410	7.625%, 12/1/13	321,850
Denbury Resources, Inc., Sr. Sub. Notes
55	7.50%, 12/15/15	55,138
El Paso Corp., Sr. Notes
245	9.625%, 5/15/12	261,863
Forbes Energy Services, Sr. Notes
350	11.00%, 2/15/15	325,500
McJunkin Red Man Corp., Sr. Notes
1,000	9.50%, 12/15/16(8)	975,000
OPTI Canada, Inc., Sr. Notes
110	7.875%, 12/15/14	94,050
195	8.25%, 12/15/14	167,700
Petroleum Development Corp., Sr. Notes
135	12.00%, 2/15/18	139,725
Petroplus Finance, Ltd.
160	7.00%, 5/1/17(8)	135,200
Quicksilver Resources, Inc.
120	7.125%, 4/1/16	108,900
SESI, LLC, Sr. Notes
65	6.875%, 6/1/14	64,025

		$4,015,851

Publishing — 0.5%

Laureate Education, Inc.
1,100	10.00%, 8/15/15(8)	$1,116,500
1,243	10.25%, 8/15/15(2)(8)	1,246,712
Local Insight Regatta Holdings, Inc.
60	11.00%, 12/1/17	43,500
Nielsen Finance, LLC
450	10.00%, 8/1/14	459,563
80	12.50%, (0.00% until 8/1/11), 8/1/16	74,400

		$2,940,675

Rail Industries — 0.2%

American Railcar Industry, Sr. Notes
195	7.50%, 3/1/14	$185,737
Kansas City Southern Mexico, Sr. Notes
315	7.625%, 12/1/13	313,425
100	7.375%, 6/1/14	99,500
220	8.00%, 6/1/15	221,100
500	8.00%, 2/1/18(8)	501,875

		$1,321,637

Retailers (Except Food and Drug) — 0.6%

Amscan Holdings, Inc., Sr. Sub. Notes
455	8.75%, 5/1/14	$449,312
Neiman Marcus Group, Inc.
718	9.00%, 10/15/15	704,576
Sally Holdings, LLC, Sr. Notes
670	9.25%, 11/15/14	690,100
510	10.50%, 11/15/16	543,150
Toys ‘‘R” Us
1,000	10.75%, 7/15/17(8)	1,112,500

		$3,499,638

Steel — 0.0%

RathGibson, Inc., Sr. Notes
495	11.25%, 2/15/14(6)(7)	$121,275

		$121,275

Surface Transport — 0.0%

Teekay Corp., Sr. Notes
70	8.50%, 1/15/20	$71,050

		$71,050

See notes to financial statements

Eaton Vance Floating-Rate Income Trust as of May 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)	Security	Value

Telecommunications — 0.9%

Avaya, Inc., Sr. Notes
1,000	9.75%, 11/1/15	$970,000
Clearwire Communications LLC/Clearwire Finance, Inc., Sr. Notes
500	12.00%, 12/1/15(8)	490,000
Digicel Group, Ltd., Sr. Notes
844	9.125%, 1/15/15(8)	825,010
Intelsat Bermuda, Ltd.
900	11.25%, 6/15/16	954,000
NII Capital Corp.
335	10.00%, 8/15/16	360,125
Qwest Corp., Sr. Notes, Variable Rate
1,025	3.507%, 6/15/13	1,012,187
Telesat Canada/Telesat, LLC, Sr. Notes
590	11.00%, 11/1/15	643,100

		$5,254,422

Utilities — 0.1%

AES Corp., Sr. Notes
55	8.00%, 10/15/17	$54,313
NGC Corp.
430	7.625%, 10/15/26	281,650
Reliant Energy, Inc., Sr. Notes
20	7.625%, 6/15/14	19,300

		$355,263

Total Corporate Bonds & Notes
(identified cost $59,182,727)		$55,930,676

Asset-Backed Securities — 0.6%

Principal
Amount
(000’s omitted)	Security	Value

$558	Alzette European CLO SA, Series 2004-1A, Class E2, 6.757%, 12/15/20(2)(10)	$139,404
589	Avalon Capital Ltd. 3, Series 1A, Class D, 2.434%, 2/24/19(8)(10)	372,085
753	Babson Ltd., Series 2005-1A, Class C1, 2.253%, 4/15/19(8)(10)	409,304
1,000	Bryant Park CDO Ltd., Series 2005-1A, Class C, 2.353%, 1/15/19(8)(10)	316,000
985	Centurion CDO 8 Ltd., Series 2005-8A, Class D, 5.752%, 3/8/17(10)	600,417
750	Centurion CDO 9 Ltd., Series 2005-9A, Class D1, 5.054%, 7/17/19(10)	400,350
789	Comstock Funding Ltd., Series 2006-1A, Class D, 4.786%, 5/30/20(2)(8)(10)	422,974
1,000	First CLO Ltd., Series 2004-1A1, Class C, 2.621%, 7/27/16(8)(10)	565,000

Total Asset-Backed Securities
(identified cost $6,221,597)		$3,225,534

Common Stocks — 1.2%

Shares	Security	Value

Automotive — 0.2%

20,780	Dayco Products, LLC(11)	$851,980
35,798	Hayes Lemmerz International, Inc.(6)(11)	171,472

		$1,023,452

Building and Development — 0.1%

280	Panolam Holdings Co.(6)(11)(12)	$153,860
569	United Subcontractors, Inc.(6)(11)	36,949

		$190,809

Chemicals and Plastics — 0.0%

146	Wellman Holdings, Inc.(6)(11)	$43,448

		$43,448

Diversified Manufacturing — 0.0%

357,266	MEGA Brands, Inc.(11)	$171,309

		$171,309

Food Service — 0.0%

25,547	Buffets, Inc.(11)	$140,509

		$140,509

Lodging and Casinos — 0.1%

37,016	Tropicana Entertainment, Inc.(11)	$629,272

		$629,272

Nonferrous Metals / Minerals — 0.0%

701	Euramax International, Inc.(6)(11)	$73,857

		$73,857

See notes to financial statements

Eaton Vance Floating-Rate Income Trust as of May 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Shares	Security	Value

Oil and Gas — 0.0%

1,565	SemGroup Corp.(11)	$43,977

		$43,977

Publishing — 0.8%

498	Dex One Corp.(11)	$10,199
4,429	Ion Media Networks, Inc.(6)(11)	1,266,163
29,104	MediaNews Group, Inc.(11)	465,665
85,127	Reader’s Digest Association, Inc. (The)(11)	2,426,119
2,290	Source Interlink Companies, Inc.(6)(11)	16,557
10,855	SuperMedia, Inc.(11)	327,061

		$4,511,764

Steel — 0.0%

13,108	KNIA Holdings, Inc.(6)(11)	$19,661

		$19,661

Total Common Stocks
(identified cost $5,511,050)		$6,848,058

Convertible Preferred Stocks — 0.0%

Shares	Security	Value

Wireless Telecommunication Services — 0.0%

479	Crown Castle International Corp.(2)	$26,435

		$26,435

Total Convertible Preferred Stocks
(identified cost $22,752)		$26,435

Closed-End Investment Companies — 2.5%

Shares	Security	Value

173,420	BlackRock Floating Rate Income Strategies Fund II, Inc.	$2,375,854
20,864	BlackRock Global Floating Rate Income Trust	283,333
2,933	First Trust/Four Corners Senior Floating Rate Income Fund	36,662
345,089	First Trust/Four Corners Senior Floating Rate Income Fund II	4,365,376
521,233	ING Prime Rate Trust	2,814,658
268,136	Invesco Van Kampen Senior Income Trust	1,209,293
173,333	LMP Corporate Loan Fund, Inc.	1,979,463
50,753	Nuveen Floating Rate Income Fund	542,042
8,502	Nuveen Floating Rate Income Opportunity Fund	94,372
23,445	Nuveen Senior Income Fund	166,225
136	PIMCO Income Strategy Fund	1,461
1,620	PIMCO Income Strategy Fund II	14,483
293	Pioneer Floating Rate Trust	3,560

Total Closed-End Investment Companies
(identified cost $18,598,351)		$13,886,782

Warrants — 0.0%

Shares	Security	Value

Oil and Gas — 0.0%

1,647	SemGroup Corp., Expires 11/30/14(6)(11)	$11,117

		$11,117

Publishing — 0.0%

1,609	Reader’s Digest Association, Inc. (The), Expires 2/15/17(6)(11)	$0

		$0

Total Warrants
(identified cost $16)		$11,117

Miscellaneous — 0.0%

Shares	Security	Value

Oil and Gas — 0.0%

605,000	SemGroup Corp., Escrow Certificate(6)(11)	$0
115,000	VeraSun Energy Corp., Escrow Certificate(6)(11)	0

Total Miscellaneous
(identified cost $0)		$0

See notes to financial statements

Eaton Vance Floating-Rate Income Trust as of May 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Short-Term Investments — 1.7%

Interest/
Principal
Amount
(000’s omitted)	Description	Value

$7,965	Eaton Vance Cash Reserves Fund, LLC, 0.24%(13)	$7,964,560
1,685	State Street Bank and Trust Euro Time Deposit, 0.01%, 6/1/10	1,685,226

Total Short-Term Investments
(identified cost $9,649,786)		$9,649,786

Total Investments — 157.7%
(identified cost $921,753,666)		$877,935,016

Less Unfunded Loan Commitments — 0.0%		$(267,690)

Net Investments — 157.7%
(identified cost $921,485,976)		$877,667,326

Other Assets, Less Liabilities — (43.3)%		$(241,035,300)

Auction Preferred Shares Plus Cumulative
Unpaid Dividends — (14.4)%		$(80,021,171)

Net Assets Applicable to Common Shares — 100.0%		$556,610,855

The percentage shown for each investment category in the Portfolio of Investments is based on net assets applicable to common shares.

DIP - Debtor In Possession

EUR - Euro

GBP - British Pound Sterling

*	In U.S. dollars unless otherwise indicated.

(1)	Senior floating-rate interests (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(2)	Represents a payment-in-kind security which may pay all or a portion of interest/dividends in additional par/shares.

(3)	This Senior Loan will settle after May 31, 2010, at which time the interest rate will be determined.

(4)	Unfunded or partially unfunded loan commitments. See Note 1G for description.

(5)	Defaulted matured security.

(6)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

(7)	Defaulted security. Currently the issuer is in default with respect to interest payments.

(8)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration. At May 31, 2010, the aggregate value of these securities is $25,013,420 or 4.5% of the Trust’s net assets applicable to common shares.

(9)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

(10)	Variable rate security. The stated interest rate represents the rate in effect at May 31, 2010.

(11)	Non-income producing security.

(12)	Restricted security (see Note 8).

(13)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of May 31, 2010. Net income allocated from the investment in Eaton Vance Cash Reserves Fund, LLC and Cash Management Portfolio, an affiliated investment company, for the year ended May 31, 2010 was $10,657 and $143, respectively.

See notes to financial statements

Eaton Vance Floating-Rate Income Trust as of May 31, 2010

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of May 31, 2010

Assets

Unaffiliated investments, at value (identified cost, $913,521,416)	$869,702,766
Affiliated investment, at value (identified cost, $7,964,560)	7,964,560
Foreign currency, at value (identified cost, $2,583,984)	2,606,003
Interest and dividends receivable	5,237,297
Interest receivable from affiliated investment	2,640
Receivable for investments sold	3,983,422
Prepaid expenses	319,179
Other assets	7,231

Total assets	$889,823,098

Liabilities

Notes payable	$238,000,000
Payable for investments purchased	13,828,634
Payable for open forward foreign currency exchange contracts	393,842
Payable to affiliates:
Investment adviser fee	450,917
Trustees’ fees	4,800
Accrued expenses	512,879

Total liabilities	$253,191,072

Auction preferred shares (3,200 shares outstanding) at liquidation value plus cumulative unpaid dividends	$80,021,171

Net assets applicable to common shares	$556,610,855

Sources of Net Assets

Common shares, $0.01 par value, unlimited number of shares authorized, 37,405,571 shares issued and outstanding	$374,056
Additional paid-in capital	714,701,102
Accumulated net realized loss	(118,365,993)
Accumulated undistributed net investment income	4,034,933
Net unrealized depreciation	(44,133,243)

Net assets applicable to common shares	$556,610,855

Net Asset Value Per Common Share

($556,610,855 ÷ 37,405,571 common shares issued and outstanding)	$14.88

Statement of Operations

For the Year Ended
May 31, 2010

Investment Income

Interest	$46,032,433
Dividends	718,304
Interest allocated from affiliated investments	47,971
Expenses allocated from affiliated investments	(37,171)

Total investment income	$46,761,537

Expenses

Investment adviser fee	$6,100,583
Trustees’ fees and expenses	26,505
Custodian fee	297,531
Transfer and dividend disbursing agent fees	14,500
Legal and accounting services	315,589
Printing and postage	102,522
Interest expense and fees	3,101,186
Preferred shares service fee	156,092
Miscellaneous	169,415

Total expenses	$10,283,923

Deduct —
Reduction of investment adviser fee	$1,223,985
Reduction of custodian fee	16

Total expense reductions	$1,224,001

Net expenses	$9,059,922

Net investment income	$37,701,615

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$(27,521,154)
Investment transactions allocated from affiliated investments	(12,920)
Foreign currency and forward foreign currency exchange contract transactions	6,015,788

Net realized loss	$(21,518,286)

Change in unrealized appreciation (depreciation) —
Investments	$150,828,728
Foreign currency and forward foreign currency exchange contracts	146,389

Net change in unrealized appreciation (depreciation)	$150,975,117

Net realized and unrealized gain	$129,456,831

Distributions to preferred shareholders

From net investment income	$(1,640,529)

Net increase in net assets from operations	$165,517,917

See notes to financial statements

Eaton Vance Floating-Rate Income Trust as of May 31, 2010

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	May 31, 2010	May 31, 2009

From operations —
Net investment income	$37,701,615	$42,452,130
Net realized loss from investment, foreign currency and forward foreign currency exchange contract transactions	(21,518,286)	(66,251,430)
Net change in unrealized appreciation (depreciation) from investments, foreign currency and forward foreign currency exchange contracts	150,975,117	(117,375,804)
Distributions to preferred shareholders —
From net investment income	(1,640,529)	(4,132,420)

Net increase (decrease) in net assets from operations	$165,517,917	$(145,307,524)

Distributions to common shareholders —
From net investment income	$(35,216,021)	$(32,429,737)
Tax return of capital	—	(4,858,412)

Total distributions to common shareholders	$(35,216,021)	$(37,288,149)

Capital share transactions —
Reinvestment of distributions to common shareholders	$409,852	$185,072

Net increase in net assets from capital share transactions	$409,852	$185,072

Net increase (decrease) in net assets	$130,711,748	$(182,410,601)

Net Assets Applicable to Common Shares

At beginning of year	$425,899,107	$608,309,708

At end of year	$556,610,855	$425,899,107

Accumulated undistributed (distributions in excess of) net investment income included in net assets applicable to common shares

At end of year	$4,034,933	$(1,138,198)

Statement of Cash Flows

Cash Flows From	Year Ended
Operating Activities	May 31, 2010

Net increase in net assets from operations	$165,517,917
Distributions to preferred shareholders	1,640,529

Net increase in net assets from operations excluding distributions to preferred shareholders	$167,158,446
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Investments purchased	$(421,020,009)
Investments sold and principal repayments	344,604,398
Decrease in short-term investments, net	13,692,603
Net accretion/amortization of premium (discount)	(8,421,920)
Amortization of structuring and renewal fees on notes payable	396,625
Increase in interest and dividends receivable	(347,032)
Increase in interest receivable from affiliated investment	(1,931)
Decrease in receivable for investments sold	1,155,496
Decrease in miscellaneous receivable	43,582
Decrease in prepaid expenses	19,624
Increase in other assets	(4,913)
Decrease in payable for investments purchased	(9,698,866)
Decrease in payable for open forward foreign currency exchange contracts	(108,867)
Increase in payable to affiliate for investment adviser fee	126,242
Increase in payable to affiliate for Trustees’ fees	597
Increase in accrued expenses	171,698
Decrease in unfunded loan commitments	(1,973,230)
Net change in unrealized (appreciation) depreciation from investments	(150,828,728)
Net realized loss from investments	27,521,154

Net cash used in operating activities	$(37,515,031)

Cash Flows From Financing Activities

Distributions paid to common shareholders, net of reinvestments	$(34,806,169)
Cash distributions paid to preferred shareholders	(1,648,764)
Liquidation of auction preferred shares	(65,000,000)
Proceeds from notes payable	142,000,000
Payment of structuring and renewal fees on notes payable	(487,500)

Net cash provided by financing activities	$40,057,567

Net increase in cash*	$2,542,536

Cash at beginning of year(1)	$63,467

Cash at end of year(1)	$2,606,003

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of:
Reinvestment of dividends and distributions	$409,852
Cash paid for interest and fees on borrowings	$3,040,256

*	Includes net change in unrealized appreciation (depreciation) on foreign currency of $21,119.

(1)	Balance includes foreign currency, at value.

See notes to financial statements

Eaton Vance Floating-Rate Income Trust as of May 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Year Ended May 31,

	2010	2009	2008	2007	2006

Net asset value — Beginning of year (Common shares)	$11.390	$16.280	$18.980	$18.910	$18.840

Income (Loss) From Operations

Net investment income(1)	$1.008	$1.136	$2.002	$2.174	$1.833
Net realized and unrealized gain (loss)	3.468	(4.917)	(2.701)	0.114	0.087
Distributions to preferred shareholders
From net investment income(1)	(0.044)	(0.111)	(0.575)	(0.601)	(0.463)

Total income (loss) from operations	$4.432	$(3.892)	$(1.274)	$1.687	$1.457

Less Distributions to Common Shareholders

From net investment income	$(0.942)	$(0.868)	$(1.417)	$(1.617)	$(1.387)
Tax return of capital	—	(0.130)	(0.009)	—	—

Total distributions to common shareholders	$(0.942)	$(0.998)	$(1.426)	$(1.617)	$(1.387)

Net asset value — End of year (Common shares)	$14.880	$11.390	$16.280	$18.980	$18.910

Market value — End of year (Common shares)	$14.350	$10.330	$15.130	$19.480	$17.950

Total Investment Return on Net Asset Value(2)	40.07%	(22.80)%	(6.31)%	9.45%	8.50%

Total Investment Return on Market Value(2)	48.94%	(24.66)%	(15.15)%	18.34%	7.38%

See notes to financial statements

Eaton Vance Floating-Rate Income Trust as of May 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Year Ended May 31,

	2010	2009	2008	2007	2006

Ratios/Supplemental Data

Net assets applicable to common shares, end of year (000’s omitted)	$556,611	$425,899	$608,310	$708,775	$705,175
Ratios (as a percentage of average daily net assets applicable to common shares):(3)
Expenses excluding interest and fees(4)	1.15%	1.24%	1.22%	1.14%	1.15%
Interest and fee expense(5)	0.59%	2.00%	0.12%	—	—
Total expenses	1.74%	3.24%	1.34%	1.14%	1.15%
Net investment income	7.20%	9.71%	11.68%	11.50%	9.67%
Portfolio Turnover	43%	16%	36%	58%	51%

The ratios reported above are based on net assets applicable solely to common shares. The ratios based on net assets, including amounts related to preferred shares and borrowings, are as follows:
Ratios (as a percentage of average daily net assets applicable to common shares plus preferred shares and borrowings):(3)
Expenses excluding interest and fees(4)	0.73%	0.71%	0.73%	0.71%	0.71%
Interest and fee expense(5)	0.38%	1.15%	0.07%	—	—
Total expenses	1.11%	1.86%	0.80%	0.71%	0.71%
Net investment income	4.61%	5.57%	6.96%	7.11%	5.99%

Senior Securities:
Total notes payable outstanding (in 000’s)	$238,000	$96,000	$290,000	$—	$—
Asset coverage per $1,000 of notes payable(6)	$3,675	$6,947	$3,598	$—	$—
Total preferred shares outstanding	3,200	5,800	5,800	17,400	17,400
Asset coverage per preferred share	$68,760 (7)	$69,183 (7)	$59,955 (7)	$65,741 (8)	$65,535 (8)
Involuntary liquidation preference per preferred share(9)	$25,000	$25,000	$25,000	$25,000	$25,000
Approximate market value per preferred share(9)	$25,000	$25,000	$25,000	$25,000	$25,000

(1)	Computed using average common shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested.

(3)	Ratios do not reflect the effect of dividend payments to preferred shareholders.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	Interest and fee expense relates to the notes payable incurred to partially redeem the Trust’s APS (see Note 10).

(6)	Calculated by subtracting the Trust’s total liabilities (not including the notes payable and preferred shares) from the Trust’s total assets, and dividing the result by the notes payable balance in thousands.

(7)	Calculated by subtracting the Trust’s total liabilities (not including the notes payable and preferred shares) from the Trust’s total assets, dividing the result by the sum of the value of the notes payable and liquidation value of the preferred shares, and multiplying the result by the liquidation value of one preferred share. Such amount equates to 275%, 277% and 240% at May 31, 2010, 2009 and 2008, respectively.

(8)	Calculated by subtracting the Trust’s total liabilities (not including the preferred shares) from the Trust’s total assets, and dividing the result by the number of preferred shares outstanding.

(9)	Plus accumulated and unpaid dividends.

See notes to financial statements

Eaton Vance Floating-Rate Income Trust as of May 31, 2010

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Eaton Vance Floating-Rate Income Trust (the Trust) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Trust’s investment objective is to provide a high level of current income. The Trust will, as a secondary objective, also seek preservation of capital to the extent consistent with its primary goal of high current income.

The following is a summary of significant accounting policies of the Trust. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Trust based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Trust. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Trust. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans are valued in the same manner as Senior Loans.

Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Trust’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Credit default swaps are normally valued using valuations provided by a third party pricing service. The pricing services employ electronic data processing techniques to determine the present value based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary

Eaton Vance Floating-Rate Income Trust as of May 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

models. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Trust in a manner that most fairly reflects the security’s value, or the amount that the Trust might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Trust may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.

D  Federal Taxes — The Trust’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At May 31, 2010, the Trust, for federal income tax purposes, had a capital loss carryforward of $104,940,604 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Trust of any liability for federal income or excise tax. Such capital loss carryforward will expire on May 31, 2013 ($1,477,364), May 31, 2014 ($5,274,046), May 31, 2015 ($431,997), May 31, 2016 ($3,161,472), May 31, 2017 ($53,628,558) and May 31, 2018 ($40,967,167).

Additionally, at May 31, 2010, the Trust had a net capital loss of $12,895,147 attributable to security transactions incurred after October 31, 2009. This net capital loss is treated as arising on the first day of the Trust’s taxable year ending May 31, 2011.

As of May 31, 2010, the Trust had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Trust’s federal tax returns filed in the 3-year period ended May 31, 2010 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Trust. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Trust maintains with SSBT. All credit balances, if any, used to reduce the Trust’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Unfunded Loan Commitments — The Trust may enter into certain credit agreements all or a portion of which may be unfunded. The Trust is obligated to fund

Eaton Vance Floating-Rate Income Trust as of May 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Portfolio of Investments.

H  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust.

However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Trust shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Trust shareholders. Moreover, the By-laws also provide for indemnification out of Trust property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Trust enters into agreements with service providers that may contain indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

J  Forward Foreign Currency Exchange Contracts — The Trust may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The Trust may enter into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed or offset by another contract with the same broker for the same settlement date and currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

K  Credit Default Swaps — When the Trust is the buyer of a credit default swap contract, the Trust is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Trust pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Trust would have spent the stream of payments and received no benefits from the contract. When the Trust is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Trust is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Trust could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Trust for the same referenced obligation. As the seller, the Trust effectively adds leverage to its portfolio because, in addition to its total net assets, the Trust is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Trust also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. Up-front payments or receipts, if any, are recorded as other assets or other liabilities, respectively, and amortized over the life of the swap contract as realized gains or losses. The Trust segregates assets in the form of cash or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. The Trust segregates assets in the form of cash or liquid securities in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked to market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

L  Statement of Cash Flows — The cash amount shown in the Statement of Cash Flows of the Trust is the amount included in the Trust’s Statement of Assets and Liabilities and represents the cash on hand at its custodian and does not include any short-term investments.

Eaton Vance Floating-Rate Income Trust as of May 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

2   Auction Preferred Shares

The Trust issued Auction Preferred Shares (APS) on September 16, 2004 in a public offering. The underwriting discount and other offering costs incurred in connection with the offering were recorded as a reduction of the paid-in capital of the common shares. Dividends on the APS, which accrue daily, are cumulative at rates which are reset weekly for Series A, Series B and Series C, and approximately monthly for Series D and Series E by an auction, unless a special dividend period has been set. Series of APS are identical in all respects except for the reset dates of the dividend rates. If the APS auctions do not successfully clear, the dividend payment rate over the next period for the APS holders is set at a specified maximum applicable rate until such time as the APS auctions are successful. Auctions have not cleared since February 13, 2008 and the rate since that date has been the maximum applicable rate (see Note 3). The maximum applicable rate on the APS is the greater of 1) 125% of LIBOR at the date of the auction or 2) LIBOR at the date of the auction plus 1.25%.

During the year ended May 31, 2010, the Trust made a partial redemption of its APS at a liquidation price of $25,000 per share, the financing for which was provided by a committed financing arrangement (see Note 10). The number of APS redeemed and redemption amount (excluding the final dividend payment) during the year ended May 31, 2010 and the number of APS issued and outstanding as of May 31, 2010 are as follows:

	APS
	Redeemed	Redemption	APS Issued and
	During the Year	Amount	Outstanding

Series A	520	$13,000,000	640
Series B	520	$13,000,000	640
Series C	520	$13,000,000	640
Series D	520	$13,000,000	640
Series E	520	$13,000,000	640

The APS are redeemable at the option of the Trust at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, on any dividend payment date. The APS are also subject to mandatory redemption at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, if the Trust is in default for an extended period on its asset maintenance requirements with respect to the APS. If the dividends on the APS remain unpaid in an amount equal to two full years’ dividends, the holders of the APS as a class have the right to elect a majority of the Board of Trustees. In general, the holders of the APS and the common shares have equal voting rights of one vote per share, except that the holders of the APS, as a separate class, have the right to elect at least two members of the Board of Trustees. The APS have a liquidation preference of $25,000 per share, plus accumulated and unpaid dividends. The Trust is required to maintain certain asset coverage with respect to the APS as defined in the Trust’s By-laws and the 1940 Act. The Trust pays an annual fee up to 0.15% of the liquidation value of the APS to broker-dealers as a service fee if the auctions are unsuccessful; otherwise, the annual fee is 0.25%.

3   Distributions to Shareholders

The Trust intends to make monthly distributions of net investment income to common shareholders, after payment of any dividends on any outstanding APS. In addition, at least annually, the Trust intends to distribute all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions to common shareholders are recorded on the ex-dividend date. Distributions to preferred shareholders are recorded daily and are payable at the end of each dividend period. The dividend rates for the APS at May 31, 2010, and the amount of dividends paid (including capital gains, if any) to APS shareholders, average APS dividend rates, and dividend rate ranges for the year then ended were as follows:

	APS	Dividends	Average APS	Dividend
	Dividend Rates at	Paid to APS	Dividend	Rate
	May 31, 2010	Shareholders	Rates	Ranges

Series A	1.58%	$323,664	1.50%	1.46%–1.58%
Series B	1.58%	$324,152	1.51%	1.46%–1.58%
Series C	1.58%	$324,677	1.51%	1.46%–1.58%
Series D	1.60%	$334,317	1.55%	1.48%–1.60%
Series E	1.59%	$333,719	1.55%	1.48%–1.59%

Beginning February 13, 2008 and consistent with the patterns in the broader market for auction-rate securities, the Trust’s APS auctions were unsuccessful in clearing due to an imbalance of sell orders over bids to buy the APS. As a result, the dividend rates of the APS were reset to the maximum applicable rates. The table above reflects such maximum dividend rates for each series as of May 31, 2010.

The Trust distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended May 31, 2010 and May 31, 2009 was as follows:

Eaton Vance Floating-Rate Income Trust as of May 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

	Year Ended May 31,
	2010	2009

Distributions declared from:
Ordinary income	$36,856,550	$36,562,157
Tax return of capital	$—	$4,858,412

During the year ended May 31, 2010, accumulated net realized loss was decreased by $4,846,259, accumulated undistributed net investment income was increased by $4,328,066 and paid-in capital was decreased by $9,174,325 due to differences between book and tax accounting, primarily for premium amortization, mixed straddles, defaulted bonds and foreign currency gain (loss). These reclassifications had no effect on the net assets or net asset value per share of the Trust.

As of May 31, 2010, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$4,380,369
Capital loss carryforward and post October losses	$(117,835,751)
Net unrealized depreciation	$(45,008,921)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, investments in partnerships, premium amortization and defaulted bond interest.

4   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for management and investment advisory services rendered to the Trust. The fee is computed at an annual rate of 0.75% of the Trust’s average daily gross assets and is payable monthly. Gross assets as referred to herein represent net assets plus obligations attributable to investment leverage. Prior to its liquidation in February 2010, the portion of the adviser fee payable by Cash Management Portfolio, an affiliated investment company, on the Trust’s investment of cash therein was credited against the Trust’s investment adviser fee. The Trust currently invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. For the year ended May 31, 2010, the Trust’s investment adviser fee totaled $6,133,291 of which $32,708 was allocated from Cash Management Portfolio and $6,100,583 was paid or accrued directly by the Trust. EVM also serves as administrator of the Trust, but receives no compensation.

In addition, EVM has contractually agreed to reimburse the Trust for fees and other expenses at an annual rate of 0.20% of the Trust’s average daily gross assets during the first five full years of the Trust’s operations, 0.15% of the Trust’s average daily gross assets in year six, 0.10% in year seven and 0.05% in year eight. The Trust concluded its first five full years of operations on June 29, 2009. Pursuant to this agreement, EVM waived $1,253,054 of its investment adviser fee for the year ended May 31, 2010.

EVM had further agreed to reduce its investment adviser fee to the extent that the cost of the outstanding borrowings to partially redeem the APS was greater than the dividends and preferred shares service fee that would have been incurred had the APS not been redeemed, hereafter referred to as “incremental cost”. Such fee reduction was calculated as the lesser of 50% of the Trust’s investment adviser fee on assets attributable to the outstanding borrowings or the incremental cost over an 18-month period and remained in effect until October 31, 2009. Pursuant to this agreement, EVM reduced none of its adviser fee for the year ended May 31, 2010. Previously reduced fees were subject to recoupment during the period the agreement was in effect to the extent the cost of the outstanding borrowings to partially redeem the Trust’s APS was lower than the dividends and preferred shares service fee that would have been incurred had the APS not been redeemed, provided that any such recoupment occur no later than November 30, 2009. Pursuant to this fee reduction agreement, EVM recouped previously reduced fees of $29,069 during the year ended May 31, 2010.

Except for Trustees of the Trust who are not members of EVM’s organization, officers and Trustees receive remuneration for their services to the Trust out of the investment adviser fee. Trustees of the Trust who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended May 31, 2010, no significant amounts have been deferred. Certain officers and Trustees of the Trust are officers of EVM.

5   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities, paydowns and principal repayments on Senior Loans, aggregated $421,020,009 and $344,604,398, respectively, for the year ended May 31, 2010.

6   Common Shares of Beneficial Interest

Common shares issued pursuant to the Trust’s dividend reinvestment plan for the years ended May 31, 2010 and May 31, 2009 were 27,221 and 22,310, respectively.

Eaton Vance Floating-Rate Income Trust as of May 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

7   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Trust at May 31, 2010, as determined on a federal income tax basis, were as follows:

Aggregate cost	$922,361,654

Gross unrealized appreciation	$11,653,183
Gross unrealized depreciation	(56,347,511)

Net unrealized depreciation	$(44,694,328)

8   Restricted Securities

At May 31, 2010, the Trust owned the following securities (representing less than 0.1% of net assets applicable to common shares) which were restricted as to public resale and not registered under the Securities Act of 1933 (excluding Rule 144A securities). The Trust has various registration rights (exercisable under a variety of circumstances) with respect to these securities. The value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

	Date of
Description	Acquisition	Shares	Cost	Value

Common Stocks

Panolam Holdings Co.	12/30/09	280	$153,860	$153,860

Total Restricted Securities			$153,860	$153,860

9   Financial Instruments

The Trust may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Trust has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at May 31, 2010 is as follows:

Forward Foreign Currency Exchange Contracts

Sales

			Net Unrealized
Settlement Date	Deliver	In Exchange For	Depreciation

6/30/10	British Pound Sterling 11,708,736	United States Dollar 16,870,884	$(139,849)
6/30/10	Euro 24,271,180	United States Dollar 29,591,179	(253,993)

			$(393,842)

At May 31, 2010, the Trust had sufficient cash and/or securities to cover commitments under these contracts.

The Trust is subject to foreign exchange risk in the normal course of pursuing its investment objectives. Because the Trust holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Trust may enter into forward foreign currency exchange contracts. The Trust may also enter into such contracts to hedge the currency risk of investments it anticipates purchasing.

The fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is foreign exchange risk at May 31, 2010 was as follows:

	Fair Value

Derivative	Asset Derivative	Liability Derivative(1)

Forward foreign currency exchange contracts	$—	$(393,842)

(1)	Statement of Assets and Liabilities location: Payable for open forward foreign currency exchange contracts; Net unrealized depreciation.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is foreign exchange risk for the year ended May 31, 2010 was as follows:

Change in
Unrealized
	Realized Gain	Appreciation
	(Loss) on	(Depreciation) on
	Derivatives	Derivatives
	Recognized in	Recognized in
Derivative	Income(1)	Income(2)

Forward foreign currency exchange contracts	$6,511,636	$(108,867)

(1)	Statement of Operations location: Net realized gain (loss) – Foreign currency and forward foreign currency exchange contract transactions.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Foreign currency and forward foreign currency exchange contracts.

Eaton Vance Floating-Rate Income Trust as of May 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

The average notional amount of forward foreign currency exchange contracts outstanding during the year ended May 31, 2010, which is indicative of the volume of this derivative type, was approximately $45,761,000. There were no transactions in credit default swap contracts by the Trust during the year ended May 31, 2010.

10   Credit Agreement

The Trust has entered into a Credit Agreement (the Agreement) with a bank to borrow up to a limit of $250 million ($175 million prior to October 27, 2009) pursuant to a 364-day revolving line of credit. Borrowings under the Agreement are secured by the assets of the Trust. Interest is charged at a rate above the London Interbank Offered Rate (LIBOR) and is payable monthly. Under the terms of the Agreement, the Trust pays a commitment fee of 0.15% on the borrowing limit. In connection with the renewal of the Agreement on March 30, 2010, the Trust paid an up-front fee of $375,000, which is being amortized to interest expense through March 29, 2011, the termination date of the Agreement. The unamortized balance at May 31, 2010 is approximately $310,000 and is included in prepaid expenses on the Statement of Assets and Liabilities. Also included in interest expense is $219,400 of amortization of previously paid up-front fees related to the period from June 1, 2009 through March 30, 2010 when the Agreement was renewed, and $112,500 of up-front fees paid when the borrowing limit was increased on October 27, 2009 that were amortized through March 30, 2010. The Trust is required to maintain certain net asset levels during the term of the Agreement. At May 31, 2010, the Trust had borrowings outstanding under the Agreement of $238,000,000 at an interest rate of 1.32%. The carrying amount of the borrowings at May 31, 2010 approximated its fair value. For the year ended May 31, 2010, the average borrowings under the Agreement and the average interest rate were $187,008,219 and 1.28%, respectively.

11   Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Trust, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

12   Credit Risk

The Trust invests primarily in below investment grade floating-rate loans and floating-rate debt obligations, which are considered speculative because of the credit risk of their issuers. Changes in economic conditions or other circumstances are more likely to reduce the capacity of issuers of these securities to make principal and interest payments. Such companies are more likely to default on their payments of interest and principal owed than issuers of investment grade bonds. An economic downturn generally leads to a higher non-payment rate, and a loan or other debt obligation may lose significant value before a default occurs. Lower rated investments also may be subject to greater price volatility than higher rated investments. Moreover, the specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan’s value.

13   Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At May 31, 2010, the inputs used in valuing the Trust’s investments, which are carried at value, were as follows:

Eaton Vance Floating-Rate Income Trust as of May 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs

Asset Description	(Level 1)	(Level 2)	(Level 3)	Total

Senior Floating-Rate Interests (Less Unfunded Loan Commitments)	$—	$787,031,698	$1,057,240	$788,088,938
Corporate Bonds & Notes	—	55,503,587	427,089	55,930,676
Asset-Backed Securities	—	3,225,534	—	3,225,534
Common Stocks	508,569	4,557,522	1,781,967	6,848,058
Convertible Preferred Stocks	—	26,435	—	26,435
Closed-End Investment Companies	13,886,782	—	—	13,886,782
Warrants	—	—	11,117	11,117
Miscellaneous	—	—	0	0
Short-Term Investments	—	9,649,786	—	9,649,786

Total Investments	$14,395,351	$859,994,562	$3,277,413	$877,667,326

Liability Description

Forward Foreign Currency Exchange Contracts	$—	$(393,842)	$—	$(393,842)

Total	$—	$(393,842)	$—	$(393,842)

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments		Investments
	in Senior	Investments	in Common
	Floating-	in Corporate	Stocks,
	Rate	Bonds &	Warrants and
	Interests	Notes	Miscellaneous	Total

Balance as of May 31, 2009	$745,413	$42,632	$36,466	$824,511
Realized gains (losses)	(1,531,467)	1,206	—	(1,530,261)
Change in net unrealized appreciation (depreciation)*	1,402,604	(19,804)	31,604	1,414,404
Net purchases (sales)	385,157	(27,508)	1,725,014	2,082,663
Accrued discount (premium)	18,033	3,260	—	21,293
Net transfers to (from) Level 3	37,500	427,303	—	464,803

Balance as of May 31, 2010	$1,057,240	$427,089	$1,793,084	$3,277,413

Change in net unrealized appreciation (depreciation) on investments still held as of May 31, 2010*	$(33,935)	$(19,804)	$31,604	$(22,135)

*	Amount is included in the related amount on investments in the Statement of Operations.

Eaton Vance Floating-Rate Income Trust as of May 31, 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of Eaton Vance Floating-Rate Income Trust:
We have audited the accompanying statement of assets and liabilities of Eaton Vance Floating-Rate Income Trust (the “Trust”), including the portfolio of investments, as of May 31, 2010, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and senior loans owned as of May 31, 2010, by correspondence with the custodian, brokers and selling or agent banks; where replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Floating-Rate Income Trust as of May 31, 2010, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
July 14, 2010

Eaton Vance Floating-Rate Income Trust as of May 31, 2010

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2011 will show the tax status of all distributions paid to your account in calendar year 2010. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Trust. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Trust’s fiscal year end regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Trust designates $718,304 or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Trust’s dividend distribution that qualifies under tax law. For the Trust’s fiscal 2010 ordinary income dividends, 0.24% qualifies for the corporate dividends received deduction.

Eaton Vance Floating-Rate Income Trust

ANNUAL MEETING OF SHAREHOLDERS (Unaudited)

The Trust held its Annual Meeting of Shareholders on March 26, 2010. The following action was taken by the shareholders:

Item 1: The election of Helen Frame Peters, Lynn A. Stout and Ralph F. Verni as Class III Trustees of the Trust for a three-year term expiring in 2013. Mr. Verni was designated the nominee to be elected by APS shareholders.

Nominee for Trustee	Number of Shares
Elected by All Shareholders	For	Withheld

Helen Frame Peters	32,373,030	633,729
Lynn A. Stout	32,381,307	625,452

Nominee for Trustee	Number of Shares
Elected by APS Shareholders	For	Withheld

Ralph F. Verni	2,289	62

Eaton Vance Floating-Rate Income Trust

DIVIDEND REINVESTMENT PLAN

The Trust offers a dividend reinvestment plan (the Plan) pursuant to which shareholders may elect to have distributions automatically reinvested in common shares (the Shares) of the Trust. You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will recieve all distributions in cash paid by check mailed directly to you by American Stock Transfer & Trust Company (AST) as dividend paying agent. On the distribution payment date, if the net asset value per Share is equal to or less than the market price per Share plus estimated brokerage commissions, then new Shares will be issued. The number of Shares shall be determined by the greater of the net asset value per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by the Plan Agent. Distributions subject to income tax (if any) are taxable whether or not shares are reinvested.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that your shares be re-registered in your name with the Trust’s transfer agent, AST, or you will not be able to participate.

The Plan Agent’s service fee for handling distributions will be paid by the Trust. Each participant will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Plan Agent at the address noted on the following page. If you withdraw, you will receive shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Plan Agent to have the Plan Agent sell part or all of his or her Shares and remit the proceeds, the Plan Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your shares are held in your own name, you may complete the form on the following page and deliver it to the Plan Agent.

Any inquiries regarding the Plan can be directed to the Plan Agent, AST, at 1-866-439-6787.

Eaton Vance Floating-Rate Income Trust

APPLICATION FOR PARTICIPATION IN DIVIDEND REINVESTMENT PLAN

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

Please print exact name on account:
Shareholder signature                                   Date
Shareholder signature                                   Date

Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Floating-Rate Income Trust
c/o American Stock Transfer & Trust Company
P.O. Box 922
Wall Street Station
New York, NY 10269-0560

Number of Employees
The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company and has no employees.

Number of Shareholders
As of May 31, 2010, our records indicate that there are 50 registered shareholders and approximately 22,914 shareholders owning the Trust shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive our reports directly, which contain important information about the Trust, please write or call:

Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
1-800-262-1122

New York Stock Exchange symbol

The New York Stock Exchange symbol is EFT.

Eaton Vance Floating-Rate Income Trust

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 26, 2010, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held between February and April 2010. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund (including yield where relevant) to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of similarly managed funds and appropriate indices;
•	For each fund, comparative information concerning the fees charged and the services provided by each adviser in managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing such fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s policies and procedures relating to proxy voting, the handling of corporate actions and class actions;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;
•	A description of Eaton Vance Management’s procedures for overseeing third party advisers and subadvisers;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

Eaton Vance Floating-Rate Income Trust

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2010, with respect to one or more Funds, the Board met ten times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met nine, thirteen, three, eight and fifteen times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective including, where relevant, the use of derivative instruments, as well as trading policies and procedures and risk management techniques.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of Eaton Vance Floating-Rate Income Trust (the “Fund”) with Eaton Vance Management (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. In particular, the Board evaluated the abilities and experience of such investment personnel in analyzing special considerations relevant to investing in and, where relevant, restructuring senior secured floating rate loans. Specifically, the Board noted the experience of the Adviser’s large group of bank loan investment professionals and other personnel who provide services to the Fund, including portfolio managers and analysts. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation methods of the Adviser to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Eaton Vance Floating-Rate Income Trust

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of comparable funds identified by an independent data provider as well as a peer group of similarly managed funds and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three- and five-year periods ended September 30, 2009 for the Fund. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates payable by the Fund (referred to as “management fees”). As part of its review, the Board considered the management fees and the Fund’s total expense ratio for the year ended September 30, 2009, as compared to a group of similarly managed funds selected by an independent data provider. The Board also considered factors that had an impact on Fund expense ratios, as identified by management in response to inquiries from the Contract Review Committee, as well as actions being taken to reduce expenses at the Eaton Vance fund complex level. The Board considered the fact that the Adviser had waived fees and/or paid expenses for the Fund.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized with and without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board also considered the fact that the Fund is not continuously offered and concluded that, in light of the level of the Adviser’s profits with respect to the Fund, the implementation of breakpoints in the advisory fee schedule is not appropriate at this time. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund.

Eaton Vance Floating-Rate Income Trust

MANAGEMENT AND ORGANIZATION

Trust Management. The Trustees of Eaton Vance Floating-Rate Income Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Trust’s principal underwriter and a direct, wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

		Term of	Principal Occupation(s)	Number of Portfolios
	Position(s)	Office and	During Past Five Years	in Fund Complex
Name and	with the	Length of	and Other	Overseen By	Other Directorships Held During
Date of Birth	Trust	Service	Relevant Experience	Trustee(1)	Last Five Years

Interested Trustee

Thomas E. Faust Jr. 5/31/58	Class I Trustee and Vice President	Until 2011. 3 years. Trustee since 2008 and Vice President since 2004.	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 181 registered investment companies and 3 private investment companies managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV which are affiliates of the Fund.	181	Director of EVC. Formerly, Trustee of Eaton Vance Credit Opportunities Fund (2007-2010), Eaton Vance Insured Florida Plus Municipal Bond Fund (2007-2008) and Eaton Vance National Municipal Income Trust (2007-2009).

Noninterested Trustees

Benjamin C. Esty(A) 1/2/63	Class I Trustee	Until 2011. 3 years. Since 2005.	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration.	181	Formerly, Trustee of Eaton Vance Credit Opportunities Fund (2005-2010), Eaton Vance Insured Florida Plus Municipal Bond Fund (2005-2008) and Eaton Vance National Municipal Income Trust (2006-2009).

Allen R. Freedman 4/3/40	Class I Trustee	Until 2011. 3 years. Since 2007.	Private Investor and Consultant. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	181	Director of Assurant, Inc. (insurance provider), and Stonemor Partners L.P. (owner and operator of cemeteries). Formerly, Trustee of Eaton Vance Credit Opportunities Fund (2007-2010), Eaton Vance Insured Florida Plus Municipal Bond Fund (2007-2008) and Eaton Vance National Municipal Income Trust (2007-2009).

William H. Park 9/19/47	Class II Trustee	Until 2012. 3 years. Since 2004.	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (an institutional investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).	181	Formerly, Trustee of Eaton Vance Credit Opportunities Fund (2005-2010), Eaton Vance Insured Florida Plus Municipal Bond Fund (2003-2008) and Eaton Vance National Municipal Income Trust (2003-2009).

Ronald A. Pearlman 7/10/40	Class II Trustee	Until 2012. 3 years. Since 2004.	Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).	181	Formerly, Trustee of Eaton Vance Credit Opportunities Fund (2005-2010), Eaton Vance Insured Florida Plus Municipal Bond Fund (2003-2008) and Eaton Vance National Municipal Income Trust (2003-2009).

Eaton Vance Floating-Rate Income Trust

MANAGEMENT AND ORGANIZATION CONT’D

		Term of	Principal Occupation(s)	Number of Portfolios
	Position(s)	Office and	During Past Five Years	in Fund Complex
Name and	with the	Length of	and Other	Overseen By	Other Directorships Held During
Date of Birth	Trust	Service	Relevant Experience	Trustee(1)	Last Five Years

Noninterested Trustees (continued)

Helen Frame Peters 3/22/48	Class III Trustee	Until 2013. 3 years. Since 2008.	Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).	181	Director of BJ’s Wholesale Club, Inc. (wholesale club retailer). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009). Formerly, Trustee of Eaton Vance Credit Opportunities Fund (2008-2010).

Heidi L. Steiger 7/8/53	Class II Trustee	Until 2012. 3 years. Since 2008.	Managing Partner, Topridge Associates LLC (global wealth management firm) (since 2008); Senior Adviser (since 2008), President (2005-2008), Lowenhaupt Global Advisors, LLC (global wealth management firm). Formerly, President and Contributing Editor, Worth Magazine (2004-2005). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	181	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider), Aviva USA (insurance provider) and CIFG (family of financial guaranty companies) and Advisory Director of Berkshire Capital Securities LLC (private investment banking firm). Formerly, Trustee of Eaton Vance Credit Opportunities Fund (2007-2010), Eaton Vance Insured Florida Plus Municipal Bond Fund (2007-2008) and Eaton Vance National Municipal Income Trust (2007-2009).

Lynn A. Stout 9/14/57	Class III Trustee	Until 2013. 3 years. Since 2004.	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law. Nationally-recognized expert on corporate law, corporate governance, and securities regulation and author of numerous academic and professional papers on these topics.	181	Formerly, Trustee of Eaton Vance Credit Opportunities Fund (2005-2010), Eaton Vance Insured Florida Plus Municipal Bond Fund (2002-2008) and Eaton Vance National Municipal Income Trust (1998-2009).

Ralph F. Verni(A) 1/26/43	Chairman of the Board and Class III Trustee	Chairman of the Board since 2007. Trustee until 2013. 3 years. Trustee since 2005.	Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).	181	Formerly, Trustee of Eaton Vance Credit Opportunities Fund (2005-2010), Eaton Vance Insured Florida Plus Municipal Bond Fund (2005-2008) and Eaton Vance National Municipal Income Trust (2006-2009).

Eaton Vance Floating-Rate Income Trust

MANAGEMENT AND ORGANIZATION CONT’D

Principal Officers who are not Trustees

Term of
	Position(s)	Office and
Name and	with the	Length of	Principal Occupation(s)
Date of Birth	Fund	Service	During Past Five Years

Scott H. Page 11/30/59	President	Since 2007	Vice President of EVM and BMR. Officer of 11 registered investment companies managed by EVM or BMR.

Ralph H. Hinckley, Jr. 5/6/71	Vice President	Since 2008	Vice President of EVM and BMR. Officer of 1 registered investment company managed by EVM or BMR.

Michael W. Weilheimer 2/11/61	Vice President	Since 2004	Vice President of EVM and BMR. Officer of 27 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Since 2004	Vice President of EVM and BMR. Officer of 181 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary and Chief Legal Officer	Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 181 registered investment companies managed by EVM or BMR.

Paul M. O’Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 181 registered investment companies managed by EVM or BMR.

(1)	Includes both master and feeder funds in a master-feeder structure.

(A)	APS Trustee

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Investment Adviser and Administrator of Eaton Vance Floating-Rate Income Trust
Eaton Vance Management
Two International Place
Boston, MA 02110

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
American Stock Transfer & Trust Company
59 Maiden Lane
Plaza Level
New York, NY 10038

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Floating-Rate Income Trust
Two International Place
Boston, MA 02110

2224-7/10	CE-FLRINCSRC

Item 2. Code of Ethics
The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.
Item 3. Audit Committee Financial Expert
The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company). Previously, he served as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).
Item 4. Principal Accountant Fees and Services
(a) —(d)
The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended May 31, 2009 and May 31, 2010 by the Fund’s principal accountant, Deloitte & Touche LLP, for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by the principal accountant during such period.
Eaton Vance Floating Rate Income Trust

Fiscal Years Ended	5/31/09	5/31/10

Audit Fees	$80,345	$82,110
Audit-Related Fees(1)	$3,915	$3,915
Tax Fees(2)	$17,810	$17,810
All Other Fees(3)	$0	$2,500

Total	$102,070	$106,335

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees and specifically include fees for the performance of certain agreed-upon procedures relating to the registrant’s auction preferred shares.

(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.
(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.
The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.
(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.
(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by the registrant’s principal accountant for the registrant’s fiscal years ended May 31, 2009 and May 31, 2010; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to the Eaton Vance organization for the registrant’s principal accountant for the same time periods, respectively.

Fiscal Years Ended	5/31/09	5/31/10

Registrant	$21,725	$24,225
Eaton Vance(1)	$381,730	$215,011
Total	$403,455	$239,236
(1) The investment adviser to the registrant, as well as any of its affiliates that provide ongoing services to the registrant, are subsidiaries of Eaton Vance Corp.
(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed Registrants
The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. William H. Park (Chair), Lynn A. Stout, Heidi L. Steiger and Ralph F. Verni are the members of the registrant’s audit committee.
Item 6. Schedule of Investments
Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy. The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.
The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies and/or refer then back to the investment adviser pursuant to the Policies. It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent. The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies. The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies. The investment adviser generally supports management on social and environmental proposals. The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.
In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personal of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists. If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.
Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Scott H. Page, Ralph H. Hinckley, Jr. and other Eaton Vance Management (“EVM”) investment professionals comprise the investment team responsible for the overall and day-to-day management of the Fund’s investments.
Mr. Page has been an Eaton Vance portfolio manager since 1996 and is a Vice President of EVM and Boston Management and Research, an Eaton Vance subsidiary (“BMR”). He is head of Eaton Vance’s Bank Loan Investment Group. Mr. Hinckley is a Vice President of EVM and BMR and a portfolio manager (since 2008) and analyst (since 2003). This information is provided as of the date of filing of this report.

The following tables show, as of the Fund’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets (in millions of dollars) in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts.

			Number of Accounts	Total Assets of
	Number of All	Total Assets of All	Paying a Performance	Accounts Paying a
	Accounts	Accounts	Fee	Performance Fee
Scott H. Page
Registered Investment Companies	8	$10,542.1	0	$0
Other Pooled Investment Vehicles	7	$5,941.3	1	$481.9
Other Accounts	2	$1,227.1	0	$0

			Number of Accounts	Total Assets of
	Number of All	Total Assets of All	Paying a Performance	Accounts Paying a
	Accounts	Accounts	Fee	Performance Fee
Ralph H. Hinckley, Jr.
Registered Investment Companies	1	$874.7	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	1	$292.6	0	$0
The following table shows the dollar range of Fund shares beneficially owned by each portfolio manager as of the Fund’s most recent fiscal year end.

Dollar Range of Equity Securities Owned in the Fund
Scott H. Page	$100,001 – $500,000

Dollar Range of Equity Securities Owned in the Fund
Ralph H. Hinckley, Jr.	$10,001 – $50,000
Potential for Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of a Fund’s investments on the one hand and the investments of other accounts for which the portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between a Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser or sub-adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons. EVM and the sub-adviser have adopted several policies and procedures designed to address these potential conflicts including: a code of ethics; and policies which govern the investment adviser or sub-adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocation, cross trades and best execution.

Compensation Structure for EVM
Compensation of EVM’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC’s nonvoting common stock and restricted shares of EVC’s nonvoting common stock. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.
Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus the benchmark(s) stated in the prospectus, as well as an appropriate peer group (as described below). In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to, the Sharpe Ratio. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by EVM’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.
The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.
EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
No such purchases this period.
Item 10. Submission of Matters to a Vote of Security Holders
No Material Changes.
Item 11. Controls and Procedures
(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.
(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics — Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Eaton Vance Floating-Rate Income Trust

By:	/s/ Scott H. Page Scott H. Page
President

Date:	July 14, 2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell Barbara E. Campbell
Treasurer

Date:	July 14, 2010

By:	/s/ Scott H. Page

Scott H. Page
President

Date:	July 14, 2010